                                                        SECURITY
                                                          FUNDS
================================================================================
                                                  ANNUAL
                                                  REPORT

                                                  DECEMBER 31, 2000

                                                  o SECURITY
                                                    MUNICIPAL BOND
                                                    FUND

                                                  o SECURITY INCOME
                [PHOTO]                             FUND

                                                    - DIVERSIFIED INCOME SERIES

                                                    - HIGH YIELD SERIES

                                                  o SECURITY CASH
                                                    FUND

                                              [SECURITY DISTRIBUTORS, INC. LOGO]

COMMENTARY FROM THE CHAIRMAN OF THE BOARD
================================================================================
FEBRUARY 15, 2001

   [PHOTO]
John Cleland


TO OUR SHAREHOLDERS:

The year just completed proved once again the value of a diversified investment strategy, as fixed income portfolios outperformed almost every sector of the equity marketplace for the first time in many years. Investors in the investment grade portfolios of Security Income Fund enjoyed returns ranging from 9.68% on the Diversified Income Fund to 12.66% on the Municipal Bond Fund.(1) The High Yield Fund returned -3.02%,(1) which, while negative, outperformed its benchmark Lehman Brothers High Yield Bond Index return of -5.86%.

FIXED INCOME INVESTMENTS OUTPERFORMED MANY EQUITY MARKETS

Despite the Federal Reserve Bank's policy-making Open Market Committee's series of interest rate increases through the first half of the year, high grade income funds benefited both from the "flight to quality" engendered by the negative returns in the stock markets and from the reduction in supply of long-maturity government bonds resulting from the Treasury Department's bond buyback program. This was the first time in many years that bond investors outperformed their equity counterparts, and may serve as a wakeup call for many investors who elected to put all their funds in the equity markets during the recent years of unusually strong returns.

While it is too early to be certain, we believe the Federal Reserve Bank signaled a change in policy with their recent one hundred basis point (1.00%) cut in their target interest rates. Concerns are likely to mount in coming days and weeks about continuing weakness in the U.S. economy, a result of the monetary tightening orchestrated by the Fed throughout late 1999 and the first half of 2000.

INTEREST RATES SHOULD DECLINE FURTHER

We expect the Fed to continue to ease over the coming months as they attempt to engineer an economic "soft landing." We believe the greatest positive impact from their actions will be felt in the shorter maturities of the bond market, and we expect to see interest rates continue to decline throughout the first half of 2001. This would argue for another favorable year for fixed income investments, although we caution that it is unlikely that we will see returns of the magnitude produced by long-maturity U.S. government securities last year.

In the following pages our fixed income portfolio managers discuss in detail the performance of the portfolios which they manage. As always, we invite your questions and comments at any time, and thank you for allowing us the privilege of managing your investment funds.

Sincerely,

/s/ JOHN CLELAND
John Cleland
Chairman of the Board

(1) Performance figures are based on Class A shares and do not reflect deduction of the sales charge.

--------------------------------------------------------------------------------

PRESIDENT'S LETTER
================================================================================
FEBRUARY 15, 2001


     [PHOTO]
James R. Schmank

TO OUR SHAREHOLDERS:

The year just completed underscores our belief in the importance of allocating assets among a variety of investment classes. While many sectors of the equity markets experienced sharp declines in value throughout 2000, most fixed income markets turned in excellent numbers. An investment portfolio which includes a mixture of stocks and bonds was likely to have reduced the impact of the negative returns in any single market sector.

THE RESTRUCTURING OF OUR FIXED INCOME OFFERINGS

On May 1, 2000, the former U.S. Government Series, Corporate Bond Series, and Limited Maturity Series were reorganized into one fund, the Diversified Income Fund. The reorganized fund may invest in government and federal agency securities, corporate debt issues representing many rating categories, and asset-backed securities to provide broad diversification for its shareholders. Its benchmark index is the broad Lehman Brothers U.S. Aggregate Bond Index. We believe this diversified portfolio provides an excellent vehicle for the fixed income portion of an investor's asset allocation plan.

A GOOD YEAR FOR BOND INVESTORS

Fixed income instruments performed well in 2000, with most sectors generating positive returns. The exception was the high yield bond market, which tends to move not only with changes in interest rates, but in tandem with the equity markets as well. While its performance for the year was slightly negative returning -3.02%, it did perform better than its benchmark, the Lehman Brothers High Yield Index. We expect the year ahead to also be favorable for bonds, and to be a year in which the high yield markets recover and generate positive returns for investors in that sector. We were especially pleased with the fine performance turned in by our Municipal Bond Fund during the year, and suggest that bond investors seeking income that is exempt from Federal taxation take a close look at this portfolio.

In keeping with our emphasis on asset allocation for investors, we have added several new funds to our family of mutual funds and annuity investment options. We invite you to call our Shareholder Services Department or visit with your financial planning representative for more information on our complete list of equity and fixed income funds.

Sincerely,

James R. Schmank, President
The Security Funds

--------------------------------------------------------------------------------

MANAGER'S COMMENTARY
================================================================================
SECURITY MUNICIPAL BOND FUND
FEBRUARY 15, 2001


    [PHOTO]                   ---------------------
  ROBERT AMODEO               SALOMON BROTHERS
PORTFOLIO MANAGER             ---------------------
                                   ASSET MANAGEMENT

                              ADVISOR, SALOMON BROTHERS
                              ASSET MANAGEMENT, INC.

TO OUR SHAREHOLDERS:

TAX EXEMPT BONDS STAGED A DRAMATIC REBOUND IN 2000 AFTER A DIFFICULT 1999, AS A FAVORABLE TECHNICAL ENVIRONMENT COMBINED WITH A SLOWING DOMESTIC ECONOMY TO PRODUCE IMPRESSIVE TOTAL RETURNS. For the year, the Municipal Bond Fund returned +12.66%,(1) outpacing the +11.68% return of the benchmark Lehman Brothers Municipal Bond Index.

PORTFOLIO CHARACTERISTICS AT YEAR END

At the end of the year, the Fund's holdings consisted of thirty-five issues representing sixteen different states. The credit quality of the portfolio remains strong, with an average rating of AA as rated by Standard & Poor's rating agency. Sector weightings are well diversified, with the greatest emphasis in general obligation bonds, water and sewer revenue issues, and transportation securities.

A DIFFICULT BEGINNING FOR BOND INVESTORS

The year 2000 began with a negative tone for fixed income investors. Leading investor unease was the Y2K technology issue and a very strong economy which had the potential to overheat. Concerns about Y2K proved overstated, but a resilient economy fueled the prospect for higher inflation, diminishing the allure of bonds. The Federal Reserve's policy-making Open Market Committee raised short-term interest rates three times during the first half of 2000 in an effort to moderate economic growth. This restrictive monetary policy proved to have the desired effect, keeping inflation relatively tame and economic data in the second half showing signs of a slowing economy.

During the year, municipal bonds were an element of balance and diversification for many investors, in contrast to the difficulties experienced by stock and corporate bond investors. Specifically, tax exempt securities outpaced most other fixed income and equity markets throughout the year.

ISSUANCE OF NEW MUNICIPAL BONDS DECLINED

State and local governments issued approximately $200 billion of debt during the calendar year, representing a 12% decline from 1999's pace of $227 billion. The drop in municipal bond supply was attributed to a precipitous decline in refunding activity. Refunding issues declined almost 50% year over year while new project funding increased slightly. Looking ahead, we expect the supply of municipal debt to reach approximately $200 billion again during calendar year 2001.

Strong demand from retail investors absorbed most of last year's supply while property and casualty insurance companies (P&C's) and mutual funds generally kept a low profile. Recent indications, however, point to a resurging bid for municipal bonds from P&C companies as an increasing number of them foresee a steady and profitable year ahead. We also believe that the retail investor will remain a dominant player in the municipal bond market during the upcoming year.

THE MUNICIPAL BOND MARKET OUTLOOK

Municipal bonds should remain attractive on an after-tax basis when compared to Treasury issues of comparable maturities. Additionally, the relatively strong fundamental quality of many municipal debt issuers should remain unchanged during the coming year. We believe, however, that the pace of improvement in municipal credit quality may slow if the U.S. economy continues to wane.

Sincerely,

Robert Amodeo, Portfolio Manager
Salomon Brothers Asset Management Inc.

(1) Performance figures are based on Class A shares and do not reflect deduction of the sales charge.

--------------------------------------------------------------------------------

MANAGER'S COMMENTARY
================================================================================
SECURITY MUNICIPAL BOND FUND
FEBRUARY 15, 2001

                     Municipal Bond Fund vs. Lehman Brothers
                              Municipal Bond Index
                                    12-31-00

                                    [GRAPH]

                 SECURITY MUNICIPAL        VS.     LEHMAN BROTHERS MUNICIPAL
                     BOND FUND                            BOND INDEX

Period End          Market Value                            Value
----------          ------------                            -----
 12/31/90               9,520                               10,000
 12/31/91              10,638                               11,214
 12/31/92              11,413                               12,203
 12/31/93              12,823                               13,702
 12/31/94              11,762                               12,998
 12/31/95              13,582                               15,262
 12/31/96              13,922                               15,937
 12/31/97              15,074                               17,403
 12/31/98              15,986                               18,530
 12/31/99              15,435                               18,148
 12/31/00              17,346                               20,270

                             $10,000 OVER TEN YEARS

This chart assumes a $10,000 investment in Class A shares of Municipal Bond Fund on December 31, 1990, and reflects deduction of the 4.75% sales load. On December 31, 2000, the value of your investment in the Series' Class A shares (with dividends reinvested) would have grown to $17,346. By comparison, the same $10,000 investment would have grown to $20,270 based on the performance of the Lehman Brothers Municipal Bond Index.


                               MUNICIPAL BOND FUND
                           AVERAGE ANNUAL TOTAL RETURN
                             AS OF DECEMBER 31, 2000


CLASS A SHARES                               CLASS B SHARES
1 Year                        7.34%          1 Year                  6.79%
5 Years                       4.04%          5 Years                 3.64%
10 Years                      5.69%          Since Inception         3.21%
                                             (10-19-93)

The performance data above represents past performance which is not predictive of future results. For Class A shares these figures reflect deduction of the maximum sales charge of 4.75%. For Class B shares the figures reflect deduction of the maximum contingent deferred sales charge, ranging from 5% in the first year to 0% in the sixth and following years. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
================================================================================
DECEMBER 31, 2000

SECURITY MUNICIPAL BOND FUND


                                                   PRINCIPAL         MARKET
MUNICIPAL BONDS                                      AMOUNT          VALUE
---------------                                    ----------      ----------
CALIFORNIA - 5.6%
Los Angeles County, California
   Metro Authority,
   5.625% - 2018 .......................           $1,000,000      $1,032,660

GEORGIA - 2.6%
Atlanta, Georgia Water
   and Wastewater, 5.00% - 2038 ........              500,000         479,505

ILLINOIS - 11.4%
Chicago, Illinois Board
   of Education-General Obligation,
   5.75% - 2027 ........................              250,000         261,540
Chicago, Illinois Midway
   Airport Revenue, 5.625% - 2029 ......              250,000         252,645
Cook County Illinois General
   Obligation, 5.625% - 2016 ...........              275,000         287,985
Metropolitan Pier & Exposition
   Authority Illinois, 0.00% - 2020(2)..              500,000         176,260
Winnebago County, Illinois School
   District No. 122, 0.00% - 2014(2)....            2,155,000       1,113,769
                                                                   ----------
                                                                    2,092,199

INDIANA - 2.7%
Indiana Board Bank Revenue,
   5.00% - 2023 ........................              500,000         486,775

KANSAS - 1.4%
Wyandotte County, Kansas City, Kansas
   Government Utility
   System, 5.75% - 2024 ................              250,000         263,045

KENTUCKY - 5.4%
Louisville & Jefferson County
   Kentucky Metropolitan Sewer
   District, 5.00% - 2030 ..............              500,000         482,805
University of Kentucky,
   5.00% - 2018 ........................              500,000         497,670
                                                                   ----------
                                                                      980,475
MASSACHUSETTS - 8.8%
Massachusetts State General
   Obligation, 5.25% - 2017 ............              500,000         522,590
Massachusetts State Turnpike
   Authority Metropolitan Highway
   Systems Revenue, 5.00% - 2037 .......              750,000         716,317
Massachusetts State Water Pollution
   Abatement Trust, 5.75% - 2029 .......              350,000         367,878
                                                                   ----------
                                                                    1,606,785
MICHIGAN - 1.1%
University of Michigan,
   4.90% - 2027(1)......................           $  200,000      $  200,000

MISSOURI - 2.9%
Kansas City, Missouri Port
   Authority Riverfront Park,
   5.75% - 2005 ........................              500,000         522,750

NEVADA - 5.6%
Clark County, Nevada School
   District, Series A, 5.50% - 2016 ....            1,000,000       1,023,610

NEW JERSEY - 5.9%
North Brunswick Township,
   New Jersey Board of Education,
   6.30% - 2013 ........................            1,000,000       1,077,710

NEW YORK - 19.3%
New York City Municipal Water
   Finance Authority, 5.50% - 2023 .....              250,000         253,145
New York State Dorm Authority
   Revenue North Shore,
   5.50% - 2012 ........................            1,000,000       1,089,980
New York State Dorm
   Authority, 5.50% - 2026 .............              200,000         202,768
New York State Local Government
   Assistance Corporation,
   6.00% - 2016 ........................              205,000         217,864
New York State Mortgage
   Agency, 6.125% - 2030 ...............              500,000         518,025
New York State Urban
   Development, 5.375% - 2025 ..........              700,000         706,293
Triborough Bridge and Tunnel
   Authority, New York, 5.50% - 2017 ...              250,000         269,155
Triborough Bridge and Tunnel
   Authority, New York, Series Y,
   5.50% - 2017 ........................              250,000         268,100
                                                                   ----------
                                                                    3,525,330
OHIO - 3.2%
 Dublin Ohio, 5.00% - 2020 .............              595,000         586,854

PENNSYLVANIA - 5.8%
Delaware Valley Pennsylvania
   Regional Financial Authority,
   5.50% - 2028 ........................            1,000,000       1,051,500


                             See accompanying notes.
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
================================================================================
DECEMBER 31, 2000

SECURITY MUNICIPAL BOND FUND (CONTINUED)


                                                              PRINCIPAL           MARKET
MUNICIPAL BONDS (CONTINUED)                                     AMOUNT             VALUE
---------------------------                                  ------------       -------------
TENNESSEE - 3.2%
Memphis-Shelby County,
   Tennessee Airport Authority,
   6.00% - 2024 .......................................      $    300,000       $    318,750
Tennessee Housing Development
   Agency, 6.35% - 2031 ...............................           250,000            261,053
                                                                                ------------
                                                                                     579,803

TEXAS - 5.2%
Houston Texas Airport Systems
   Revenue, 5.50% - 2030 ..............................           500,000            509,260
Lower Colorado River Authority
   Texas Revenue, 6.00% - 2013 ........................           250,000            274,700
Texas Water Development Board
   Revenue, 5.00% - 2015 ..............................           165,000            165,716
                                                                                ------------
                                                                                     949,676
WASHINGTON - 8.2%
Seattle, Washington General
   Obligation, 5.75% - 2028 ...........................           250,000            263,135
Washington Public Power Supply
   System Revenue Nuclear Project #2,
   6.30% - 2012 .......................................         1,000,000          1,137,890
Washington State, 5.50% - 2018 ........................           100,000            106,877
                                                                                ------------
                                                                                   1,507,902

WYOMING - 2.7%
Sublette County Wyoming Pollution
   Control Revenue, 4.95% - 2017(1) ...................           500,000            500,000
                                                                                ------------
   Total municipal bonds - 101.0% .....................                           18,466,579
   Liabilities, less cash and other assets - (1.0%) ...                             (182,838)
                                                                                ------------
   Total net assets - 100.0% ..........................                         $ 18,283,741
                                                                                ============

The identified cost of investments owned at December 31, 2000, was the same for federal income tax and book purposes.

(1) Variable rate security.

(2) Original issue discount bond, under terms of initial offering.

                             See accompanying notes.
--------------------------------------------------------------------------------

MANAGERS' COMMENTARY
================================================================================
SECURITY INCOME FUND-DIVERSIFIED INCOME SERIES
FEBRUARY 15, 2001



      [PHOTO]                          [PHOTO]
  Steven M. Bowser               Christopher L. Phalen
  Portfolio Manager                Portfolio Manager


TO OUR SHAREHOLDERS:

The year 2000 brought changes in the fixed income portfolios of Security Income Fund. The U.S. Government Series changed its name to the Diversified Income Series. Subsequently, the Corporate Bond Series and the Limited Maturity Bond Series were reorganized into the Diversified Income Series. The Diversified Income Series returned +9.68% in 2000, outperforming the 6.65% average of its Lipper peer group of funds.(1) The benchmark Lehman Brothers Aggregate Bond Index gained 11.63% over the same period.

FIXED INCOME MARKET PERFORMANCE IN 2000

The fixed income markets were dominated in 2000 by strong returns in longer-maturity U.S. Treasury securities. These returns were partially the result of the Treasury Department's buyback program announced in mid-January. Through this process of buying back many high coupon Treasury bonds the Department will substantially reduce the Federal government's annual interest expense. Treasury bond prices responded throughout the year in an expected "supply/demand" manner; that is, as the supply was reduced in the face of steady demand, prices rose and yields fell.

In other sectors of the fixed income markets, yields rose during the early months of the year as the Federal Reserve's policy-making Open Market Committee
(FOMC) continued to raise interest rates in an effort to slow the rapid pace of economic growth. In the second half of the year, however, bond yields began to fall as investors came to believe the FOMC's series of interest rate increases was at an end. Mortgage-backed bonds gained less ground than other fixed income instruments, since declining interest rates spark mortgage refinancings and subsequent early paydowns in the pools of mortgages securing the bonds.

[SECURITY FUNDS LOGO]                   ADVISOR, SECURITY MANAGEMENT COMPANY

THE COMPOSITION OF PORTFOLIO ASSETS

At the end of the year the Diversified Income Series was composed of 20% U.S. Treasury issues, 21% Federal agency securities, 34% mortgage-backed bonds, 22% investment grade corporate issues, and 3% high yield bonds. This mix closely resembles that of the benchmark index. The benchmark has no high yield weighting, and we have reduced our holdings in that sector substantially over the course of the year.

The corporate bond weighting in the Series was a detriment to performance in the first half of the year, a period when Treasury bonds were the star performers. During the second half, as the economic slowdown began to unfold and corporate earnings came under pressure, corporate bonds continued to lag the Treasury markets, which were now gaining as many investors pursued a "flight to quality" move into Treasuries and out of stocks.

ANOTHER GOOD BOND YEAR AHEAD

We expect fixed income instruments to continue to do well as we move into 2001. The FOMC has already signaled its willingness to lower interest rates in the coming months, which should be a strong positive for bond markets. We believe declining rates will lead to a return to high levels of consumer confidence, which should result in a resumption of spending and a recovery in corporate earnings. This is likely to be very favorable for corporate bond prices in particular. We look forward to managing the Diversified Income Series to make the most of prevailing market conditions.

Sincerely,

Steven M. Bowser and
Christopher L. Phalen
Portfolio Managers

(1) Performance figures are based on Class A shares and do not reflect deduction of the sales charge.

--------------------------------------------------------------------------------

MANAGERS' COMMENTARY
================================================================================
SECURITY INCOME FUND-DIVERSIFIED INCOME SERIES
FEBRUARY 15, 2001

                            DIVERSIFIED INCOME SERIES
                           AVERAGE ANNUAL TOTAL RETURN
                             AS OF DECEMBER 31, 2000


CLASS A SHARES                     CLASS B SHARES            CLASS C SHARES
1 Year              4.37%     1 Year            3.89%     Since Inception  6.88%
5 Years             3.96%     5 Year            3.55%     (5-01-00)
10 Years            7.32%     Since Inception   3.97%
                              (10-19-93)

The performance data above represents past performance which is not predictive of future results. For Class A shares these figures reflect deduction of the maximum sales charge of 4.75%. For Class B shares the figures reflect deduction of the maximum contingent deferred sales charge, ranging from 5% in the first year to 0% in the sixth and following years and 1% for Class C shares. The return for Class C shares has been calculated from May 1, 2000 (date of inception) to December 31, 2000 and is not annualized. Fee waivers reduced expenses of the Fund and in the absence of such waiver, the performance quoted would be reduced. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

                      DIVERSIFIED INCOME SERIES VS. LEHMAN
                     BROTHERS AGGREGATE BOND INDEX & LEHMAN
                         BROTHERS GOVERNMENT BOND INDEX
                                    12-31-00

                                    [GRAPH]

               SECURITY DIVERSIFIED     VS.     LEHMAN BROTHERS     VS.       LEHMAN GOVERNMENT
                     INCOME                     AGGREGATE INDEX                  BOND INDEX

Period End         Market Value                       Value                         Value
----------         ------------                       -----                         -----
 12/31/90              9,517                          10,000                        10,000
 12/31/91             10,830                          11,600                        11,411
 12/31/92             11,368                          12,459                        12,202
 12/31/93             12,705                          13,674                        13,198
 12/31/94             11,875                          13,275                        12,968
 12/31/95             14,468                          15,727                        14,837
 12/31/96             14,650                          16,298                        15,440
 12/31/97             15,998                          17,872                        16,631
 12/31/98             17,453                          19,424                        18,043
 12/31/99             16,824                          19,263                        18,132
 12/31/00             18,454                          21,503                        20,030

                             $10,000 OVER TEN YEARS

This chart assumes a $10,000 investment in Class A shares of Diversified Income Series on December 31, 1990, and reflects deduction of the 4.75% sales load. On December 31, 2000, the value of your investment in the Series' Class A shares (with dividends reinvested) would have grown to $18,454. By comparison, the same $10,000 investment would have grown to $20,030 based on the Lehman Brothers Government Bond Index. As of May 1, 2000, the Diversified Income Series began comparing itself to the Lehman Brothers Aggregate Bond Index as it more closely reflects the types of investments made by the series. The same $10,000 investment would have grown to $21,503 based on the performance of the Lehman Brothers Aggregate Bond Index.

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
================================================================================
DECEMBER 31, 2000

   SECURITY INCOME FUND -
 DIVERSIFIED INCOME SERIES


                                                 PRINCIPAL
                                                 AMOUNT OR
                                                   NUMBER         MARKET
CORPORATE BONDS                                  OF SHARES         VALUE
---------------                                  ----------      ----------
AEROSPACE/DEFENSE - 0.5%
Boeing Capital Corporation,
   6.68% - 2003 ...........................      $  350,000      $  355,504

AIRLINES - 0.9%
Delta Air Lines, 7.779% - 2005 ............      $  250,000         259,800
Southwest Airlines Company,
   7.875% - 2007 ..........................      $  450,000         474,188
                                                                 ----------
                                                                    733,988
AUTOMOTIVE - 0.4%
Ford Motor Company,
   7.45% - 2031 ...........................      $  300,000         282,000

BANKING - 3.4%
Abbey National PLC,
   6.69% - 2005 ...........................      $  300,000         303,000
Bank of America Corporation,
   7.875% - 2005 ..........................      $  300,000         316,500
Bank of New York Company, Inc.,
   6.50% - 2003 ...........................      $  100,000         100,750
BCH Cayman Islands, Ltd,
   7.70% - 2006 ...........................      $  300,000         307,500
Den Danske Bank 144A Variable,
   7.40% - 2010 ...........................      $  475,000         479,750
First Union Corporation,
   8.125% - 2002 ..........................      $  110,000         112,475
Golden State Holdings,
   7.125% - 2005 ..........................      $   25,000          23,500
PNC Funding Corporation,
   7.75% - 2004 ...........................      $  700,000         728,000
Washington Mutual Capital I,
   8.375% - 2027 ..........................      $  300,000         279,750
                                                                 ----------
                                                                  2,651,225
BASIC INDUSTRY - OTHER- 0.7%
Pioneer Hi Bred International, Inc.,
   5.75% - 2009 ...........................      $  575,000         545,531

BEVERAGE -0.5%
Anheuser-Busch Companies, Inc.,
   7.10% - 2007 ...........................      $  400,000         414,000

BROKERAGE - 1.0%
SI Financing, Inc., 9.50% - 2026(1)........          31,470         792,651

BUILDING MATERIALS - 0.8%
Vulcan Materials Company,
   5.75% - 2004 ...........................      $  600,000         582,000

CHEMICALS - 0.4%
Bayer Corporation, 6.20% - 2008 ...........      $  300,000      $  295,500

CONSTRUCTION MACHINERY - 0.3%
AGCO Corporation,
   8.50% - 2006 ...........................         275,000         246,125

CONSUMER CYCLICAL - OTHER - 0.0%
American Eco Corporation,
   9.625% - 2008 ..........................          25,000           1,000

ELECTRIC - 1.0%
CMS Energy Corporation,
   6.75% - 2004 ...........................          25,000          23,625
Calpine Corporation,
   8.75% - 2007 ...........................          25,000          24,062
Consolidated Edison Company,
   6.625% - 2002 ..........................         150,000         150,563
Duke Capital Corporation,
   8.00% - 2019 ...........................         300,000         313,500
National Rural Utilities,
   5.50% - 2005 ...........................         300,000         293,250
                                                                 ----------
                                                                    805,000
ENERGY - INDEPENDENT - 0.3%
Seagull Energy Corporation,
   8.625% - 2005 ..........................         250,000         250,312

ENERGY - INTEGRATED - 0.4%
Conoco Inc., 6.95% - 2029 .................         350,000         343,000

ENERGY - OTHER - 0.0%
P&L Coal Holdings Corporation,
   8.875% - 2008 ..........................          25,000          25,187

ENERGY - REFINING - 0.2%
Vastar Resources, Inc.,
   8.75% - 2005 ...........................         150,000         163,688

FINANCIAL COMPANIES - 0.2%
Household Finance Corporation,
   8.00% - 2004 ...........................         150,000         156,375

                             See accompanying notes.

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
================================================================================
DECEMBER 31, 2000

         SECURITY INCOME FUND -
 DIVERSIFIED INCOME SERIES (CONTINUED)


                                                        PRINCIPAL      MARKET
CORPORATE BONDS (CONTINUED)                              AMOUNT        VALUE
---------------------------                             ---------     --------

FINANCIAL COMPANIES - CAPTIVE - 0.6%
General Motors Acceptance
   Corporation, 7.50% - 2005 .....................      $300,000      $307,125
Sears Roebuck Acceptance,
    6.41% - 2001 .................................       150,000       150,000
                                                                      --------
                                                                       457,125
FINANCIAL COMPANIES - NONCAPTIVE
   CONSUMER - 0.7%
Capital One Bank, 6.375% - 2003 ..................       300,000       292,875
Countrywide Capital,
   8.00% - 2026 ..................................       300,000       263,250
                                                                      ========
                                                                       556,125
FINANCIAL COMPANIES - NONCAPTIVE
   DIVERSIFIED - 0.2%
CIT Group Holdings, Inc.,
    7.625% - 2026 ................................       150,000       152,625

ENTERTAINMENT - 0.4%
Time Warner Entertainment,
   10.15% - 2012 .................................       280,000       345,450

GAMING - 0.2%
Park Place Entertainment,
   7.875% - 2005 .................................       175,000       171,500

HEALTHCARE - 0.0%
Tenet Healthcare,
   8.125% - 2008 .................................        25,000        25,250

HOME CONSTRUCTION - 0.3%
MDC Holdings,
   8.375% - 2008 .................................       137,000       124,670
Oakwood Homes Corporation,
   8.125% - 2009 .................................       250,000        75,000
                                                                      --------
                                                                       199,670
INSURANCE - 0.1%
Transamerica Capital II,
   7.65% - 2026 ..................................       100,000        93,125

INSURANCE - PROPERTY & CASUALTY - 0.4%
General Electric Global Insurance,
   7.00% - 2026 ..................................       300,000       292,500

LODGING - 0.3%
HMH Properties,
   7.875% - 2008 .................................       200,000       192,000

MEDIA - CABLE - 1.0%
Jones Intercable, Inc.,
   7.625% - 2008 .................................      $275,000      $282,906
Lenfest Communications,
   10.50% - 2006 .................................       250,000       289,063
Rogers Cablesystems,
   9.625% - 2002 .................................       175,000       178,500
                                                                      --------
                                                                       750,469
MEDIA - NON-CABLE - 1.0%
K-III Communications Corporation,
   10.25% - 2004 .................................       375,000       375,000
News America Holdings,
   8.625% - 2003 .................................       200,000       207,000
USA Networks,
   6.75% - 2005 ..................................       200,000       201,500
                                                                      --------
                                                                       783,500
NATURAL GAS DISTRIBUTORS - 0.3%
MCN Investment Corporation,
   6.32% - 2003 ..................................       225,000       221,062

OIL FIELD SERVICES - 1.2%
Duke Energy Field Services,
   7.50% - 2005 ..................................       300,000       312,375
Petro Geo-Services ASA,
   6.625% - 2008 .................................       350,000       325,500
Transocean Offshore, Inc.,
   8.00% - 2027 ..................................       300,000       314,250
                                                                      --------
                                                                       952,125
REAL ESTATE INVESTMENT TRUSTS - 0.5%
EOP Operating LP,
   7.375% - 2003 .................................       350,000       355,250

RETAILERS - 1.1%
Federated Department Stores,
   8.50% - 2003 ..................................       300,000       308,625
Tandy Corporation,
   6.95% - 2007 ..................................       400,000       402,000
Zale Corporation,
   8.50% - 2007 ..................................       125,000       115,000
                                                                      --------
                                                                       825,625
SUPERMARKETS - 0.5%
Safeway, Inc.,
   6.50% - 2008 ..................................       400,000       394,500


                             See accompanying notes.
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
================================================================================
DECEMBER 31, 2000

       SECURITY INCOME FUND -
DIVERSIFIED INCOME SERIES (CONTINUED)


                                                        PRINCIPAL        MARKET
CORPORATE BONDS (CONTINUED)                              AMOUNT          VALUE
---------------------------                            -----------      -----------
TECHNOLOGY - 1.0%
Comdisco Inc., 7.25% - 2002 ....................       $   300,000      $   255,000
Electronic Data Systems,
   7.125% - 2009 ...............................           500,000          520,000
                                                                        -----------
                                                                            775,000
TELECOMMUNICATIONS - 1.3%
GTE Corporation,
   7.51% - 2009 ................................           500,000          517,500
Mastec, Inc., 7.75% - 2008 .....................           150,000          138,000
QWEST Capital Funding,
   7.75% - 2006 ................................           350,000          357,875
                                                                        -----------
                                                                          1,013,375

TOBACCO - 0.1%
Dimon, Inc., 8.875% - 2006 .....................            50,000           38,625

WIRELESS - 0.5%
Vodafone Group PLC,
   7.625% - 2005 ...............................           350,000          360,500

YANKEE - CANADIANS - 0.2%
Province of Quebec,
   8.625% - 2005 ...............................           150,000          162,000

YANKEE - CORPORATE - 0.8%
ABN AMRO Bank N.V.,
   7.55% - 2006 ................................           600,000          624,000
                                                                        -----------
   Total corporate bonds - 23.7% ...............                         18,384,487

MORTGAGE BACKED SECURITIES

NON-AGENCY SECURITIES - 2.3%
Chase Commercial Mortgage
   Securities Corporation,
   1997-1 B, 7.37% - 2007 CMO ..................         1,500,000        1,566,293
Chase Commercial Mortgage
   Securities Corporation,
   1998-1 B, 6.56% - 2008 CMO ..................           225,000          225,125
Global Rate Eligible Asset
   Trust 1998-A, 7.33% - 2006 ..................            44,145            8,048
                                                                        -----------
   Total mortgage backed securities - 2.3% .....                          1,799,466



U.S. GOVERNMENT &                                       PRINCIPAL         MARKET
GOVERNMENT AGENCY SECURITIES                              AMOUNT          VALUE
---------------------------                            -----------      -----------

FEDERAL HOME LOAN BANKS - 3.0%
   6.75%  - 2002 ...............................       $ 1,500,000      $ 1,520,805
   6.375% - 2006 ...............................           800,000          821,776
                                                                        -----------
                                                                          2,342,581

FEDERAL HOME LOAN MORTGAGE CORPORATION - 6.1%
   FHR #1311 J,  7.50% - 2021 CMO ..............           998,769        1,003,243
   FHR #1930 AB,  7.50% - 2023 CMO .............           124,812          124,679
   FHG #42 K, 8.00% - 2024 CMO57,524 ...........            57,760
   FHLMC, 7.00% - 2003 .........................         1,500,000        1,541,250
   FHLMC, 6.625% - 2009 ........................         1,000,000        1,040,000
   FHLMC, 7.00% - 2030 .........................           998,336        1,000,027
                                                                        -----------
                                                                          4,766,959

FEDERAL NATIONAL MORTGAGE ASSOCIATION - 19.6%
   FNR #1990-108 G,
      7.00% - 2020 CMO .........................           446,892          448,612
   FNMA, Floating Rate - 2001 ..................         1,000,000          999,470
   FNMA, 7.40% - 2004 ..........................           600,000          632,310
   FNMA, 7.49% - 2005 ..........................           285,000          303,183
   FNMA, 7.65% - 2005 ..........................           250,000          267,565
   FNMA, 7.875% - 2005 .........................           500,000          538,945
   FNMA, 6.00% - 2008 ..........................           400,000          401,504
   FNMA, 6.375% - 2009 .........................         1,500,000        1,536,060
   FNMA, 6.625% - 2009 .........................         1,000,000        1,040,000
   FNMA, 7.50% - 2029 ..........................           932,370          945,096
   FNMA, 7.50% - 2029 ..........................           927,076          939,823
   FNMA, 7.125% - 2030 .........................         2,250,000        2,511,427
   FNMA, 8.00% - 2030 ..........................           948,370          970,182
   FNMA, 7.25% - 2030 ..........................         1,500,000        1,710,000
   FNMA, 8.00% - 2030 ..........................           955,257          977,684
   FNMA , 8.00% - 2030 .........................           967,183          989,891
                                                                        -----------
                                                                         15,211,752

FINANCING CORPORATION - 0.9%
   FICO, 9.65% - 2018 ..........................           500,000          680,625

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION - 22.2%
   GNMA #313107, 7.00% - 2022 ..................           649,137          654,109
   GNMA #328618, 7.00% - 2022 ..................           168,532          169,226
   GNMA #352022, 7.00% - 2023 ..................           604,885          607,528
   GNMA #369303, 7.00% - 2023 ..................           677,432          680,216
   GNMA #347017, 7.00% - 2024 ..................           333,406          334,796
   GNMA #371006, 7.00% - 2024 ..................           182,483          183,237
   GNMA #371012, 7.00% - 2024 ..................           339,012          340,423
   GNMA #411643, 7.75% - 2025 ..................           230,805          235,246
   GNMA #780454, 7.00% - 2026 ..................           669,353          672,700
   GNMA #464356, 6.50% - 2028 ..................           696,025          689,100


                             See accompanying notes.
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
================================================================================
DECEMBER 31, 2000

       SECURITY INCOME FUND -
DIVERSIFIED INCOME SERIES (CONTINUED)


U.S. GOVERNMENT &
GOVERNMENT AGENCY                                          PRINCIPAL         MARKET
SECURITIES (CONTINUED)                                      AMOUNT            VALUE
----------------------                                    -----------      -----------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (CONTINUED)
   GNMA #462680, 7.00% - 2028                             $   861,736      $   865,424
   GNMA #482668, 7.00% - 2028                               1,108,865        1,113,622
   GNMA #491492, 7.50% - 2029                                 885,132          899,621
   GNMA #510704, 7.50% - 2029                               1,338,317        1,360,373
   GNMA #518436, 7.25% - 2029                                 972,714          982,714
   GNMA #781079, 7.50% - 2029                                 554,911          564,444
   GNMA #479229, 8.00% - 2030                                 972,785          996,794
   GNMA #479232, 8.00% - 2030                                 960,210          983,812
   GNMA #508342, 8.00% - 2030                               1,463,224        1,499,249
   GNMA #365608, 7.50% - 2034                                 512,018          520,948
   GNMA II #1260, 7.00% - 2023                                132,451          132,347
   GNMA II #1849, 8.50% - 2024                                117,590          120,806
   GNMA II #2270, 8.00% - 2026                                219,473          223,412
   GNMA II #2320, 7.00% - 2026                                290,440          290,176
   GNMA II #9365, 8.25% - 2026                                 96,375           98,913
   GNMA II #2445, 8.00% - 2027                                268,884          273,751
   GNMA II #2616, 7.00% - 2028                                424,870          424,428
   GNMA II #2689, 6.50% - 2028                                348,203          343,338
   GNMA II #2909, 8.00% - 2030                                942,571          960,829
                                                                           -----------
                                                                            17,221,582

U.S. TREASURY BONDS - 7.2%
   8.75% - 2008 ....................................          600,000          652,452
   6.25% - 2023 ....................................        3,000,000        3,244,380
   5.25% - 2029 ....................................        1,750,000        1,680,263
                                                                           -----------
                                                                             5,577,095

U.S. TREASURY NOTES - 11.8%
   6.375% - 2001 ...................................        1,000,000        1,000,970
   6.375% - 2002 ...................................        1,700,000        1,721,386
   6.50% - 2002 ....................................        1,100,000        1,116,665
   6.25% - 2003 ....................................        1,500,000        1,532,085
   6.75% - 2005 ....................................        1,000,000        1,064,400
   6.25% - 2007 ....................................        1,500,000        1,585,125
   6.50% - 2010 ....................................        1,000,000        1,094,450
                                                                           -----------
                                                                             9,115,081
                                                                           -----------
   Total U.S. government & government
      agency securities - 70.8% ....................                        54,915,675
                                                                           -----------
   Total investments - 96.8% .......................                        75,099,628
   Cash and other assets, less liabilities - 3.2% ..                         2,484,789
                                                                           -----------
   Total net assets - 100.0% .......................                       $77,584,417
                                                                           ===========


The identified cost of investments owned at December 31, 2000, was the same for federal income tax and book purposes.

(1) Trust Preferred Securities--Securities issued by financial institutions to augment their Tier 1 capital base. Issued on a subordinate basis relative to senior notes or debentures. Institutions may defer cash payments for up to 10 pay periods.

                             See accompanying notes.
--------------------------------------------------------------------------------

MANAGER'S COMMENTARY
================================================================================
SECURITY INCOME FUND-HIGH YIELD SERIES
FEBRUARY 15, 2001


                             [SECURITY FUNDS LOGO]

     [PHOTO]
                                       ADVISOR, SECURITY MANAGEMENT COMPANY
 DAVID TOUSSAINT
PORTFOLIO MANAGER

TO OUR SHAREHOLDERS:

While most segments of the bond markets enjoyed gains in the year just completed, the high yield markets declined, moving down first as interest rates rose, and then in sympathy with the stock markets as negative earnings reports and fears of an economic slowdown escalated during the year. The High Yield Series of Security Income Fund returned -3.02%, comparing favorably with the -5.86% return of its benchmark, the Lehman Brothers High Yield Index.(1)

NEGATIVE INFLUENCES ON THE HIGH YIELD MARKETS

The high yield markets suffered from three powerful negative influences in 2000. The slowdown in U.S. economic activity put a damper on corporate revenues and earnings, as mentioned above. As the year wore on, fears of defaults on corporate debt escalated, dampening bond prices and leading many investors to abandon high yield markets. This outflow of funds dramatically reduced the liquidity in the high yield sector, resulting in fewer competitive bids and offering prices for any bonds that came to market.

Nonetheless, high yield portfolio managers must operate in the market conditions that exist. We maintained our focus on the higher quality BB-rated bonds, believing these would be damaged less by weakening market conditions. We also maintained a higher than usual cash balance, being reluctant to buy in a market where prices were declining.

DEFENSIVE MARKET SECTORS PERFORMED WELL

Health care companies are less affected by a slowing economy than many other sectors as demand for their services stays steady. Many companies in the sector benefited from higher levels of Medicare reimbursement granted by Congress last year. Among the health care holdings in the portfolio are HCA-The Healthcare Company, Tenet Healthcare Corporation, and HealthSouth Corporation.

As with the corresponding stock market sector, high yield bonds in the energy sector held their value relatively well as the market weakened. The portfolio includes bonds issued by Ocean Energy Inc., a company that operates in the oil and gas exploration and production arenas.

Other defensive sectors that generated positive returns included gaming and home builders. Gaming companies such as Mirage Resorts, Inc., Harrah's Entertainment, Inc., and Park Place Entertainment Corporation benefit from strong cash flows. Companies in the business of building homes also performed favorably, and should continue to do so as mortgage interest rates decline. Representative of this sector are bonds issued by Standard Pacific Corporation and Toll Brothers, Inc.

TELECOMMUNICATIONS COMPANIES HAD A DIFFICULT YEAR

While our holdings in the telecommunications arena were hurt along with the sector as a whole, we searched for companies in the group that might suffer less damage. The majority of our holdings were higher quality companies such as BB rated Global Crossing Ltd., a global services provider that utilizes fiber optic cable systems. We also favored industry leaders such as Nextel Communications, Inc., a leading player in the national cellular communications services industry.

LOOKING AHEAD TO 2001

The Federal Reserve has now indicated its willingness to lower interest rates in order to stimulate economic growth. This should be a positive for the high yield markets as

--------------------------------------------------------------------------------

MANAGER'S COMMENTARY
================================================================================
SECURITY INCOME FUND-HIGH YIELD SERIES
FEBRUARY 15, 2001

corporate earnings begin to improve. We believe hints of better markets ahead will draw investors back to high yield funds, which will give an additional boost to bonds in the sector. We expect the early months of the year to continue to be volatile, and we may see some borderline high yield bond issuers unable to weather the storm.

We will continue to monitor market conditions carefully. On signs of improving market tone and liquidity, we will consider adding some single-B rated issues which in our view have been unduly depressed along with the high yield markets in general. We believe that by the end of 2001, high yield investors will be feeling much better than at the end of the year just completed.

Sincerely,


David Toussaint
Portfolio Manager

(1) Performance figures are based on Class A shares and do not reflect deduction of the sales charge.

                                HIGH YIELD SERIES
                           AVERAGE ANNUAL TOTAL RETURN
                             AS OF DECEMBER 31, 2000


CLASS A SHARES                      CLASS B SHARES                   CLASS C SHARES
1 Year               -7.63%         1 Year               -8.59%      -2.24%
Since Inception       3.06%         Since Inception       2.95%      Since Inception
(8-05-96)                           (8-05-96)                        (5-01-00)

The performance data above represents past performance which is not predictive of future results. For Class A shares these figures reflect deduction of the maximum sales charge of 4.75%. For Class B shares the figures reflect deduction of the maximum contingent deferred sales charge, ranging from 5% in the first year to 0% in the sixth and following years and 1% for Class C shares. The return for Class C shares has been calculated from May 1, 2000 (date of inception) to December 31, 2000 and is not annualized. Fee waivers reduced expenses of the Fund and in the absence of such waiver, the performance quoted would be reduced. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

                   HIGH YIELD SERIES VS. LEHMAN BROTHERS HIGH
                                   YIELD INDEX
                                    12-31-00

                                    [GRAPH]

                   SECURITY HIGH             VS.     LEHMAN BROTHERS HIGH
                     YIELD FUND                          YIELD INDEX

Period End          Market Value                            Value
----------          ------------                            -----
  7/31/96               9,524                               10,000
 12/31/96              10,019                               10,713
 12/31/97              11,278                               12,081
 12/31/98              11,840                               12,306
 12/31/99              11,779                               12,589
 12/31/00              11,422                               11,851


                             $10,000 SINCE INCEPTION

This chart assumes a $10,000 investment in Class A shares of High Yield Series on August 15, 1996 (date of inception), and reflects deduction of the 4.75% sales load. On December 31, 2000, the value of your investment in the Series' Class A shares (with dividends reinvested) would have grown to $11,422. By comparison, the same $10,000 investment would have grown to $11,851 based on the performance of the Lehman Brothers High Yield Index.

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
================================================================================
DECEMBER 31, 2000

SECURITY INCOME FUND -
   HIGH YIELD SERIES


                                        PRINCIPAL
                                        AMOUNT OR
                                         NUMBER        MARKET
CORPORATE BONDS                         OF SHARES       VALUE
---------------                         ---------     --------
AEROSPACE/DEFENSE - 0.4%
Burke Industries, Inc.,
   10.00% - 2007 .................      $175,000      $ 43,750

AUTOMOTIVE - 0.4%
Federal-Mogul Corporation:
   7.75% - 2006 ..................      $100,000        16,000
   7.50% - 2009 ..................      $175,000        28,000
                                                      --------
                                                        44,000

BANKING - 1.8%
BF SAUL REIT, 9.75% - 2008 .......      $175,000       147,875
FCB/NC Capital Trust I,
   8.05% - 2028 ..................      $ 50,000        42,938
                                                      --------
                                                       190,813

BEVERAGES - 2.0%
Canandaigua Brands,
   8.625% - 2006 .................      $100,000       101,750
Delta Beverage Group,
   9.75% - 2003 ..................      $100,000       104,875
                                                      --------
                                                       206,625

BROKERAGE - 0.9%
S I Financing Trust I,
   9.50% - 20261 .................         4,000       100,750

BUILDING MATERIALS - 3.8%
American Plumbing &
   Mechanical, Inc.,
   11.625% - 2008 ................      $200,000       192,500
Knoll, Inc., 10.875% - 2006 ......      $100,000       100,000
Nortek, Inc., 8.875% - 2008 ......      $125,000       110,625
                                                      --------
                                                       403,125

CONSTRUCTIONS MACHINERY - 4.0%
AGCO Corporation,
   8.50% - 2006 ..................      $100,000        89,500
Columbus McKinnon
   Corporation, 8.50% - 2008 .....      $125,000        98,437
Navistar International,
   8.00% - 2008 ..................      $ 75,000        54,750
Sequa Corporation,
   9.00% - 2009 ..................      $125,000       124,063
Titan Wheel International,
   Inc., 8.75% - 2007 ............      $100,000        57,000
                                                      --------
                                                       423,750

CONSUMER CYCLICAL - OTHER - 0.0%
American Eco Corporation,
   9.625% - 2008* ................      $125,000         5,000

CONSUMER PRODUCTS - 1.4%
Chattem, Inc., 8.875% - 2008 .....      $200,000       150,000

ELECTRIC - UTILITY - 3.8%
AES Corporation,
   10.25% - 2006 .................      $100,000      $103,125
Calpine Corporation-Utility-
   Electric, 8.75% - 2007 ........       125,000       120,312
East Coast Power LLC:
   6.737% - 2008 .................        90,010        88,885
   7.066% - 2012 .................       100,000        95,750
                                                      --------
                                                       408,072
ENERGY - INDEPENDENT - 0.7%
Seagull Energy Corporation,
   8.625% - 2005 .................        75,000        75,094

ENERGY - OTHER - 0.7%
P&L Coal Holdings Corporation,
   8.875% - 2008 .................        75,000        75,563

ENERGY - REFINING - 2.2%
Crown Central Petroleum
   Corporation, 10.875% - 2005 ...       140,000       114,800
Giant Industries, Inc.,
   9.00% - 2007 ..................       125,000       113,750
                                                      --------
                                                       228,550
ENVIRONMENTAL - 0.9%
Allied Waste North America,
   Inc., 10.00% - 2009 ...........       100,000        94,250

FINANCIAL COMPANIES - 2.2%
CB Richard Ellis Services, Inc.,
   8.875% - 2006 .................       150,000       133,500
Dollar Financial Group, Inc.,
   10.875% - 2006 ................       100,000        94,000
                                                      --------
                                                       227,500

FINANCIAL COMPANIES - NONCAPTIVE
   CONSUMER - 1.3%
Homeside, Inc.,
   11.25% - 2003 .................       125,000       133,906

FOOD - 1.4%
Nash-Finch Company,
   8.50% - 2008 ..................       200,000       152,000

                             See accompanying notes.
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
================================================================================
DECEMBER 31, 2000

   SECURITY INCOME FUND -
HIGH YIELD SERIES (CONTINUED)


                                                       PRINCIPAL      MARKET
CORPORATE BONDS (CONTINUED)                             AMOUNT         VALUE
---------------------------                            ---------      ------
GAMING - 8.0%
Circus Circus Enterprise,
   6.75% - 2003 ..................................      $100,000      $ 91,750
Harrahs Operating
   Company, Inc., 7.875% - 2005 ..................       150,000       149,250
Isle of Capri Casinos, Inc.,
   8.75% - 2009 ..................................       100,000        88,500
MGM Grand, Inc.,
   6.95% - 2005 ..................................       125,000       123,125
Mirage Resorts, Inc.,
   6.625% - 2005 .................................       125,000       121,563
Park Place Entertainment
   Corporation, 7.875% - 2005 ....................       175,000       171,500
Pinnacle Entertainment, Inc.,
   9.50% - 2007 ..................................       100,000       101,000
                                                                      --------
                                                                       846,688

HEALTH CARE - 6.3%
Genesis Health Ventures, Inc.,
   9.875% - 2009* ................................       100,000         8,000
HCA - The Healthcare Company,
   8.75% - 2010 ..................................       175,000       184,844
HealthSouth Corporation,
   10.75% - 2008 .................................       150,000       157,500
Multicare Companies, Inc.,
   9.00% - 2007* .................................        75,000         3,375
Packard BioScience Company,
   9.375% - 2007 .................................        80,000        71,200
Rural/Metro Corporation,
   7.875% - 2008 .................................       100,000        39,500
Tenet Healthcare Corporation,
   8.125% - 2008 .................................       200,000       202,000
                                                                      --------
                                                                       666,419

HOME CONSTRUCTION - 3.0%
D.R. Horton, Inc.,
   8.375% - 2004 .................................        75,000        72,000
Oakwood Homes Corporation,
   8.125% - 2009 .................................       200,000        60,000
Standard Pacific
   Corporation, 8.50% - 2009 .....................       150,000       135,375
Toll Corporation,
   7.75% - 2007 ..................................        50,000        46,625
                                                                      --------
                                                                       314,000

INSURANCE - 0.7%
GENAMERICA Capital, Inc.,
   8.525% - 2027 .................................        75,000        69,656

LODGING - 3.4%
HMH Properties,
   7.875% - 2008 .................................       175,000       168,000
Vail Resorts, Inc.,
   8.75% - 2009 ..................................       200,000       188,000
                                                                      --------
                                                                       356,000

MEDIA - CABLE - 5.9%
Adelphia Communications
   Corporation:
   9.50% - 2004 ..................................      $ 17,356      $ 16,618
   8.375% - 2008 .................................       200,000       172,000
Century Communications
   Corporation, 9.50% - 2005 .....................       125,000       116,875
Diamond Holdings,
   9.125% - 2008 .................................       175,000       142,625
Rogers Cablesystems,
   9.625% - 2002 .................................        25,000        25,500
Rogers Communications,
   Inc., 9.125% - 2006 ...........................       150,000       151,687
                                                                      --------
                                                                       625,305

MEDIA - NONCABLE - 2.1%
Allbritton Communications
   Company, 9.75% - 2007 .........................        75,000        73,125
Hollinger International
   Publishing, 8.625% - 2005 .....................        25,000        24,750
K-III Communications
   Corporation, 10.25% - 2004 ....................        50,000        50,000
USA Networks, Inc.,
   6.75% - 2005 ..................................        75,000        75,563
                                                                      --------
                                                                       223,438

METALS - 2.3%
AK Steel Corporation,
   7.875% - 2009 .................................        75,000        66,562
Bulong Operations,
   12.50% - 2008* ................................        75,000        26,063
California Steel Industries,
   8.50% - 2009 ..................................       175,000       147,000
Wheeling-Pittsburgh Corporation,
   9.25% - 2007* .................................       100,000         3,250
                                                                      --------
                                                                       242,875

PACKAGING - 0.6%
Owens-Illinois, Inc.,
   7.85% - 2004 ..................................       100,000        60,000

RETAILERS - 3.0%
Ames Department Stores, Inc.,
   10.00% - 2006 .................................       200,000        30,000
Musicland Group, Inc.,
   9.00% - 2003 ..................................       200,000       198,000
Zale Corporation,
   8.50% - 2007 ..................................       100,000        92,000
                                                                      --------
                                                                       320,000

                             See accompanying notes.
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
================================================================================
DECEMBER 31, 2000

   SECURITY INCOME FUND -
HIGH YIELD SERIES (CONTINUED)


                                                        PRINCIPAL         MARKET
CORPORATE BONDS (CONTINUED)                               AMOUNT           VALUE
---------------------------                            -----------      -----------
SERVICES - 2.2%
Loewen Group Inc-Pats,
   6.70% - 2049* ................................      $   100,000      $    36,000
Protection One Alarm,
   7.375% - 2005 ................................          200,000          128,000
Unisys Corporation,
   7.875% - 2008 ................................           75,000           69,563
                                                                        -----------
                                                                            233,563
TELECOMMUNICATIONS - 18.5%
Alestra SA, 12.625% - 2009 ......................          200,000          160,000
Call-Net Enterprises, Inc.,
   9.375% - 2009 ................................          100,000           43,000
Crown Castle International
   Corporation, 10.75% - 2011 ...................          200,000          208,000
Exodus Communications, Inc.,
   11.625% - 2010 ...............................          250,000          222,500
Global Crossing Holdings,
   Ltd., 9.50% - 2009 ...........................          250,000          236,250
MasTec, Inc., 7.75% - 2008 ......................          200,000          184,000
McLeodUSA, Inc.,
   8.375% - 2008 ................................          175,000          155,750
MJD Communications Inc.,
   9.50% - 2008 .................................          150,000          120,000
NEXTEL Communications,
   9.375% - 2009 ................................          200,000          186,500
Orius Capital Corporation,
   12.75% - 2010 ................................          200,000          166,000
RCN Corporation, 10.00% - 2007 ..................          225,000          123,750
Williams Communications Group,
   11.875% - 2010 ...............................          200,000          154,000
                                                                        -----------
                                                                          1,959,750
TEXTILES - 0.5%
WestPoint Steven, Inc.,
   7.875% - 2008 ................................           75,000           54,000

TOBACCO - 0.4%
DIMON, Inc., 8.875% - 2006 ......................           50,000           38,625

TRANSPORTATION - OTHER - 3.0%
Pegasus Aviation Lease
   Securitization, 8.42% - 2030 .................          246,674          189,374
Teekay Shipping Corporation,
   8.32% - 2008 .................................          135,000          129,600
                                                                        -----------
                                                                            318,974
                                                                        -----------
   Total corporate bonds - 87.8% .................................        9,292,041



                                                         PRINCIPAL
                                                         AMOUNT OR
                                                           NUMBER        MARKET
PREFERRED STOCKS                                          OF SHARES       VALUE
----------------                                         ----------     -----------
BANKS AND CREDIT - 0.9%
California Federal Bank,
   9.125% .......................................            4,000      $    92,750

BROADCAST MEDIA - 1.3%
CSC Holdings, Inc., 11.125% .....................              746           79,096
Primedia, Inc., Series D,
   10.00% - 2008 ................................              700           57,400
                                                                        -----------
                                                                            136,496
                                                                        -----------
   Total preferred stocks - 2.2% .................................          229,246

COMMON STOCKS

BROADCASTING & CABLE TV - 0.1%
Infinity Broadcasting
   Corporation ..................................              500           13,969

PUBLISHING & PRINTING - 0.0%
Golden Books Family
   Entertainment, Inc.* .........................            2,833              368

UNIT INVESTMENT TRUST - 0.9%
Nasdaq-100 Shares ...............................              750           43,781
Standard & Poor's
   Depositary Receipts ..........................              375           49,195
                                                                        -----------
                                                                             92,976
                                                                        -----------
   Total common stocks - 1.0% ....................................          107,313

U.S. GOVERNMENT & GOVERNMENT AGENCY SECURITIES

FEDERAL HOME LOAN BANK - 2.4%
   FHDN, 6.16% - 01-09-01 .......................      $   250,000          249,658
                                                                        -----------
   Total investments - 93.4% .....................................        9,878,258
   Cash and other assets,
      less liabilities - 6.6% ....................................          697,798
                                                                        -----------
   Total net assets - 100.0% .....................................      $10,576,056
                                                                        ===========

The identified cost of investments owned at December 31, 2000, was the same for federal income tax and book purposes.

*   Non-income producing security

(1) Trust preferred securities--securities issued by financial institutions to augment their Tier 1 capital base. Issued on a subordinate basis relative to senior notes or debentures. Institutions may defer cash payments for up to 10 pay periods.


                             See accompanying notes.
--------------------------------------------------------------------------------

MANAGER'S COMMENTARY
================================================================================
SECURITY CASH FUND
FEBRUARY 15, 2001

[SECURITY FUNDS LOGO]               ADVISOR, SECURITY MANAGEMENT COMPANY

TO OUR SHAREHOLDERS:

Money market funds provided favorable returns to their shareholders in the year ended December 31, 2000 during a time when many equity markets experienced steep declines in value. Security Cash Fund returned +5.56% for the year, close to the average return of its Lipper peer group of +5.70%.(1)

CHANGING INTEREST RATE ENVIRONMENTS DURING THE YEAR

During the first half of the year, the Federal Reserve Bank's policy-making Open Market Committee (FOMC) raised their target interest rates aggressively in a move to dampen U.S. economic activity and prevent a surge in inflation. In the months following their final increase of one hundred basis points (1.00%) in mid-May, signs of an economic slowdown began to appear. This led to a gradual decline in interest rates that continued through most of the second half of 2000.

CHARACTERISTICS OF PORTFOLIO ASSETS

Toward midyear, while interest rates were still rising, we extended the average maturity of the holdings in Security Cash Fund to around fifty days in order to "lock in" these higher yields. Later in the year, however, new issuance of commercial paper and other money market instruments slowed considerably, making it difficult to find longer-maturity issues, resulting in a shortening of the average maturity to thirty days or less. This shortening of maturities worked well for us, providing liquidity at a time when investors might be reallocating assets out of money market funds and back into the equity markets. The portfolio contains no exposure to troublesome California energy company commercial paper.

As always, we continue to emphasize high quality in the investments in Security Cash Fund. At year end the portfolio contained about 60% commercial paper, 15% Federal agency discount notes and securities, 5% SBA issues, 8% funding agreements and 10% floating rate government securities. This mix provides us flexibility to adjust to changing interest rate environments through a combination of fixed-rate and floating-rate instruments.

AN INTERESTING YEAR AHEAD FOR THE MARKETS

The new year will no doubt once again bring with it changing interest rate environments. We believe rates will decline further as the FOMC-engineered economic slowdown unfolds. Later in the year, however, we expect consumers to begin spending again, spurring a pickup in economic activity. At this time, interest rates may begin to move upward. We will monitor economic and market conditions carefully, as usual, and adjust the mix of holdings and maturity structures in the portfolio to best take advantage of changing interest rate climates. While money market fund returns may not outperform the equity markets for a second consecutive year, they remain an appropriate choice for a portion of investors' asset allocations.

Sincerely,

Fixed Income Team

(1) An investment in the Security Cash Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.


                             See accompanying notes.
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
================================================================================
DECEMBER 31, 2000

SECURITY CASH FUND


                                                         PRINCIPAL         MARKET
COMMERCIAL PAPER                                          AMOUNT           VALUE
----------------                                        -----------      -----------
BEVERAGES - 1.8%
Coca-Cola Company,
   6.42%, 01-12-01 ...............................      $ 1,100,000      $ 1,097,825

BROKERAGE - 3.0%
Merrill Lynch & Company, Inc.:
   6.48%, 01-18-01 ...............................        1,200,000        1,196,328
   6.53%, 01-19-01 ...............................          700,000          697,715
                                                                         -----------
                                                                           1,894,043

BUSINESS SERVICES - 3.0%
General Electric Capital Corporation:
   6.60%, 01-10-01 ...............................          300,000          299,505
   6.52%, 01-17-01 ...............................          400,000          398,841
   6.52%, 01-19-01 ...............................          200,000          199,348
   6.57%, 01-22-01 ...............................          200,000          199,234
   6.50%, 01-24-01 ...............................          400,000          398,335
   6.53%, 01-24-01 ...............................          400,000          398,335
                                                                         -----------
                                                                           1,893,598

CHEMICALS - BASIC - 0.9%
DuPont (E.I.) de Nemours
   & Company, 6.51%, 01-08-01 ....................          550,000          549,304

COMBINATION GAS & ELECTRIC - 5.9%
Madison Gas & Electric
   Company, 6.55%, 01-10-01 ......................        1,800,000        1,797,053
South Carolina Electric &
   Gas Company, 6.53%, 02-01-01 ..................        1,900,000        1,889,316
                                                                         -----------
                                                                           3,686,369

COMPUTER SOFTWARE - 2.9%
Rockwell International
   Corporation, 6.53%, 01-31-01 ..................        1,800,000        1,790,205

COMPUTER SYSTEMS - 2.9%
Hewlett-Packard Company,
   6.50%, 01-09-01 ...............................        1,800,000        1,797,400

ELECTRIC UTILITIES - 5.4%
Duke Energy Corporation:
   6.50%, 01-23-01 ...............................        1,100,000        1,095,631
   6.48%, 01-26-01 ...............................          400,000          398,200
Southern California Edison Company:
   6.53%, 01-03-01 ...............................          200,000          199,927
   6.52%, 01-25-01 ...............................        1,700,000        1,692,611
                                                                         -----------
                                                                           3,386,369

ENTERTAINMENT - 2.8%
Walt Disney Company,
   6.43%, 02-23-01 ...............................        1,800,000        1,782,960


FINANCIAL SERVICES - 2.2%
International Lease Finance
   Corporation, 6.52%, 01-30-01 ..................      $ 1,400,000      $ 1,392,647

INDUSTRIAL SERVICES - 3.5%
PPG Industries, Inc.,
   6.56%, 01-05-01 ...............................        2,200,000        2,198,396

INSURANCE - 2.7%
AIG Funding, Inc.,
   6.48%, 02-01-01 ...............................        1,700,000        1,690,514

NATURAL GAS - 4.2%
New Jersey Natural Gas
   Company, 6.58%, 01-08-01 ......................        1,100,000        1,098,593
Nicor Gas, 6.50%, 02-01-01 .......................        1,400,000        1,392,164
Nicor, Inc., 6.55%, 01-25-01 .....................          136,000          135,406
                                                                         -----------
                                                                           2,626,163

PHARMACEUTICALS - 2.9%
Schering Corporation,
   6.52%, 01-03-01 ...............................        1,800,000        1,799,348

PHOTOGRAPHY/IMAGING - 2.7%
Eastman Kodak Company:
   6.52%, 01-22-01 ...............................        1,000,000          996,197
   6.48%, 02-07-01 ...............................          700,000          695,338
                                                                         -----------
                                                                           1,691,535

PUBLISHING - 2.6%
McGraw-Hill Companies,
   Inc., 6.50%, 01-09-01 .........................        1,600,000        1,597,689

RETAIL - DEPARTMENT STORES - 1.6%
May Department Stores
   Company,  6.42%, 02-01-01 .....................        1,000,000          994,472

TELECOMMUNICATIONS - 6.4%
BellSouth Telecommunications,
    Inc.,    6.52%, 01-12-01 .....................        1,800,000        1,796,414
Verizon Network Funding Corporation:
   6.52%, 01-17-01 ...............................        1,400,000        1,395,943
   6.55%, 01-29-01 ...............................          800,000          795,924
                                                                         -----------
                                                                           3,988,281
                                                                         -----------
   Total commercial paper - 57.4% .................................       35,857,118


                             See accompanying notes.
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
================================================================================
DECEMBER 31, 2000

SECURITY CASH FUND (CONTINUED)

                                                        PRINCIPAL      MARKET
U.S. GOVERNMENT & AGENCIES                                AMOUNT        VALUE
--------------------------                              ----------  ------------
FEDERAL HOME LOAN BANK - 4.5%
   6.42%, 01-24-01..................................... $2,800,000  $  2,788,515

FEDERAL HOME LOAN MORTGAGES - 4.7%
   6.44%, 01-02-01.....................................  1,564,000     1,563,720
   6.44%, 01-09-01.....................................  1,400,000     1,397,996
                                                                      ----------
                                                                       2,961,716

FEDERAL NATIONAL MORTGAGE ASSOCIATION - 7.4%
   6.43%, 01-11-01.....................................  3,600,000     3,593,567
   5.43%, 05-17-01.....................................  1,000,000     1,000,000
                                                                      ----------
                                                                       4,593,567

STUDENT LOAN MORTGAGE ASSOCIATION - 9.9%
   6.84%, 07-25-042....................................    423,584       423,584
   6.404%, 10-25-05(2).................................  1,031,451     1,026,616
   6.879%, 10-28-06(2).................................  1,000,000     1,000,000
   6.574%, 01-25-07(2).................................  1,208,210     1,205,756
   6.84%, 04-25-082....................................    757,771       757,771
   6.84%, 07-25-082....................................  1,783,960     1,783,960
                                                                      ----------
                                                                       6,197,687

SMALL BUSINESS ASSOCIATION POOLS - 4.3%
   503265, 7.00%, 01-25-212............................    463,729       462,570
   501927, 7.75%, 07-25-172............................  1,117,212     1,127,755
   503295, 7.00%, 04-25-212............................    224,740       224,881
   502398, 7.125%, 09-25-18(2).........................    116,228       116,664
   503152, 7.125%, 11-25-20(2).........................    406,436       406,436
   503303, 7.00%, 04-25-212............................    360,635       360,860
                                                                      ----------
                                                                       2,699,166
                                                                      ----------

   Total U.S. government & agencies - 30.8%............               19,240,651

MISCELLANEOUS ASSETS

FUNDING AGREEMENTS - 8.0%
Security Life of Denver Insurance
   Company, 6.85125%, 10-31-01(2)......................  2,000,000     2,000,000
Traveler's Insurance Company,
   6.8413%, 08-21-01(2)................................  3,000,000     3,000,000
                                                                     -----------
                                                                       5,000,000
                                                                     -----------

   Total investments - 96.2%...........................               60,097,769

   Cash and other assets, less liabilities - 3.8%......                2,374,163
                                                                     -----------

   Total net assets - 100.0%...........................              $62,471,932
                                                                     ===========

The identified cost of investments owned at December 31, 2000, was the same for federal income tax and book purposes.

(1) Variable rate security.

                             See accompanying notes.
--------------------------------------------------------------------------------

STATEMENTS OF ASSETS AND LIABILITIES
================================================================================
FOR THE YEAR ENDED
DECEMBER 31, 2000


                                                                       SECURITY INCOME FUND
                                                                   -------------------------------

                                                 SECURITY          DIVERSIFIED           HIGH              SECURITY
                                              MUNICIPAL BOND          INCOME             YIELD               CASH
                                                   FUND               SERIES             SERIES              FUND
                                              --------------       ------------       ------------       ------------
ASSETS
Investments, at value(1) .................      $ 18,466,579       $ 75,099,628       $  9,878,258       $ 60,097,769
Cash .....................................            25,874          1,608,530            445,198             99,292
Receivables:
  Fund shares sold .......................                --              5,725                168          2,791,801
  Securities sold ........................                --                 --                 --             46,247
  Interest ...............................           272,677          1,013,806            267,538            149,220
  Security Management Company ............            11,109                 --                 --                 --
Prepaid expenses .........................            14,491             58,383             15,274             20,274
                                                ------------       ------------       ------------       ------------
     Total assets ........................      $ 18,790,730       $ 77,786,072       $ 10,606,436       $ 63,204,603
                                                ------------       ------------       ------------       ------------
LIABILITIES
Payable for:
  Securities purchased ...................      $    475,625                $--                $--                $--
  Fund shares redeemed ...................                --             44,726                 --            396,540
  Dividends to shareholders ..............                --                 --                 --            278,438
  Management fees ........................             7,706             22,732                 --             28,734
  Custodian fees .........................                --              3,269                611              2,312
  Transfer and administration fees .......             2,047             16,361              1,420             17,873
  Professional fees ......................             4,400              4,800              4,400              4,067
  12b-1 distribution plan fees ...........            13,547            109,017             21,889                 --
  Miscellaneous fees .....................             3,664                750              2,060              4,707
                                                ------------       ------------       ------------       ------------
     Total liabilities ...................           506,989            201,655             30,380            732,671
                                                ------------       ------------       ------------       ------------
NET ASSETS ...............................      $ 18,283,741       $ 77,584,417       $ 10,576,056       $ 62,471,932
                                                ============       ============       ============       ============
Net Assets consist of:
Paid in capital ..........................      $ 18,272,519       $ 93,995,710       $ 13,016,893       $ 62,471,932
Accumulated undistributed net investment
  income (loss) ..........................             3,351             28,874             (1,652)                --
Accumulated net realized loss on sale
  of investments .........................          (889,790)       (17,531,728)          (373,694)                --
Net unrealized appreciation (depreciation)
  in value of investments ................           897,661          1,091,561         (2,065,491)                --
                                                ------------       ------------       ------------       ------------
     Total net assets ....................      $ 18,283,741       $ 77,584,417       $ 10,576,056       $ 62,471,932
                                                ============       ============       ============       ============
CLASS "A" SHARES:
Capital shares outstanding ...............         1,634,479         13,566,371            544,645         62,471,932
Net assets ...............................      $ 16,679,066       $ 63,292,816       $  6,612,032       $ 62,471,932
                                                ------------       ------------       ------------       ------------
Net asset value per share ................      $      10.20       $       4.66       $      12.14       $       1.00
                                                ============       ============       ============       ============
Offering price per share (net asset value
  divided by 95.25%) .....................      $      10.71       $       4.89       $      12.75                 --
                                                ============       ============       ============       ============
CLASS "B" SHARES:
Capital shares outstanding ...............           157,004          2,977,790            323,072                 --
Net assets ...............................      $  1,604,675       $ 13,849,630       $  3,913,907                 --
                                                ------------       ------------       ------------       ------------
Net asset value per share ................      $      10.22       $       4.65       $      12.11                 --
                                                ============       ============       ============       ============
CLASS "C" SHARES:
Capital shares outstanding ...............                --             95,055              4,121                 --
Net assets ...............................                --       $    441,971       $     50,117                 --
                                                ------------       ------------       ------------       ------------
Net asset value per share ................                --       $       4.65       $      12.16                 --
                                                ============       ============       ============       ============

(1) Investments, at cost ...................    $ 17,568,918       $ 74,008,067       $ 11,943,749       $ 60,097,769
                                                ============       ============       ============       ============

                             See accompanying notes.
--------------------------------------------------------------------------------
                                       21

STATEMENTS OF OPERATIONS
================================================================================
FOR THE YEAR ENDED
DECEMBER 31, 2000


                                                                         SECURITY INCOME FUND
                                                                     ----------------------------

                                                    SECURITY         DIVERSIFIED          HIGH            SECURITY
                                                 MUNICIPAL BOND         INCOME            YIELD             CASH
                                                      FUND              SERIES            SERIES            FUND
                                                 --------------      -----------       -----------       -----------
INVESTMENT INCOME:
   Dividends ................................      $        --       $        --       $    13,690       $        --
   Interest .................................        1,019,282         3,944,045           995,945         3,867,472
                                                   -----------       -----------       -----------       -----------
     Total investment income ................        1,019,282         3,944,045         1,009,635         3,867,472

EXPENSES:
   Management fees ..........................           91,094           200,963            64,707           299,489
   Custodian fees ...........................               --            12,194             2,003             6,368
   Transfer/maintenance fees ................            8,977           146,840            11,006           169,076
   Administration fees ......................           16,397            49,737             9,706            26,954
   Directors' fees ..........................           11,961               992               473            12,001
   Professional fees ........................            7,258            10,078             6,347             6,925
   Reports to shareholders ..................            4,354            43,297             4,785            17,200
   Registration fees ........................           22,801            55,644            19,040            41,458
   Other expenses ...........................            3,667             5,101               744             5,439
   12b-1 distribution plan fees .............           57,047           202,724            61,621                --
                                                   -----------       -----------       -----------       -----------
     Total expenses .........................          223,556           727,570           180,432           584,910
        Less: Reimbursement of expenses .....          (30,387)         (130,508)          (64,707)               --
                                                   -----------       -----------       -----------       -----------
     Net expenses ...........................          193,169           597,062           115,725           584,910
                                                   -----------       -----------       -----------       -----------
        Net investment income ...............          826,113         3,346,983           893,910         3,282,562

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) during the period on
  investments ...............................          191,510        (1,663,191)         (373,694)               --
Net change in unrealized appreciation
  (depreciation) during the period on
  investments ...............................        1,134,610         4,485,764          (878,361)               --
                                                   -----------       -----------       -----------       -----------
  Net gain (loss) ...........................        1,326,120         2,822,573        (1,252,055)               --
                                                   -----------       -----------       -----------       -----------
     Net increase (decrease) in net assets
        resulting from operations ...........      $ 2,152,233       $ 6,169,556       ($  358,145)      $ 3,282,562
                                                   ===========       ===========       ===========       ===========

                             See accompanying notes.
--------------------------------------------------------------------------------
                                       22

STATEMENTS OF CHANGES IN NET ASSETS
================================================================================
FOR THE YEAR ENDED
DECEMBER 31, 2000


                                                                               SECURITY INCOME FUND
                                                                           -------------------------------
                                                          SECURITY         DIVERSIFIED           HIGH              SECURITY
                                                       MUNICIPAL BOND        INCOME              YIELD               CASH
                                                            FUND             SERIES              SERIES              FUND
                                                        ------------       ------------       ------------       ------------
INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS:
Net investment income ............................      $    826,113       $  3,346,983       $    893,910       $  3,282,562
Net realized gain (loss) during the period
  on investments .................................           191,510         (1,663,191)          (373,694)                --
Net change in unrealized appreciation
  (depreciation) during the period ...............         1,134,610          4,485,764           (878,361)                --
                                                        ------------       ------------       ------------       ------------
Net increase (decrease) in net assets
     resulting from operations ...................         2,152,233          6,169,556           (358,145)         3,282,562

DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income
     Class A .....................................          (765,765)        (2,852,247)          (567,160)        (3,282,562)
     Class B .....................................           (58,486)          (466,812)          (328,740)                --
     Class C .....................................                --             (7,330)            (1,524)                --
                                                        ------------       ------------       ------------       ------------
        Total distributions to shareholders ......          (824,251)        (3,326,389)          (897,424)        (3,282,562)

NET INCREASE (DECREASE) FROM CAPITAL SHARE
  TRANSACTIONS (NOTE 5) ..........................        (2,334,903)         7,450,719          1,034,307          9,335,206

CORPORATE BOND & LIMITED MATURITY MERGER
 (COMPONENTS OF NET ASSETS OF LIMITED MATURITY
 AND CORPORATE BOND AT DATE OF EXCHANGE) (NOTE 6):
Capital Stock ....................................                --         69,418,958                 --                 --
Accumulated net investment loss ..................                --             (2,803)                --                 --
Accumulated loss on sale of investments ..........                --        (14,503,702)                --                 --
Net unrealized depreciation in
  value of investments ...........................                --         (2,700,108)                --
                                                        ------------       ------------       ------------       ------------
                                                                  --         52,212,345                 --                 --
     Total increase (decrease) in net assets .....        (1,006,921)        62,506,231           (221,262)         9,335,206

NET ASSETS:
Beginning of period ..............................        19,290,662         15,078,186         10,797,318         53,136,726
                                                        ------------       ------------       ------------       ------------
End of period ....................................      $ 18,283,741       $ 77,584,417       $ 10,576,056       $ 62,471,932
                                                        ============       ============       ============       ============
Accumulated undistributed net investment
  income (loss) at end of period .................      $      3,351       $     28,874       $     (1,652)                --
                                                        ============       ============       ============       ============

                             See accompanying notes.
--------------------------------------------------------------------------------
                                       23

STATEMENTS OF CHANGES IN NET ASSETS
================================================================================
FOR THE YEAR ENDED
DECEMBER 31, 1999


                                                                               SECURITY INCOME FUND
                                                                           -------------------------------
                                                      SECURITY          DIVERSIFIED           HIGH              SECURITY
                                                    MUNICIPAL BOND        INCOME              YIELD               CASH
                                                        FUND              SERIES              SERIES              FUND
                                                    --------------      ------------       ------------       ------------

INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS:
Net investment income .........................      $    819,921       $  1,018,123       $    849,567       $  2,872,195
Net realized gain (loss) during the period
  on investments ..............................          (106,719)          (585,644)           114,180                 --
Net change in unrealized depreciation
  during the period ...........................        (1,412,597)        (1,172,192)        (1,067,045)                --
                                                     ------------       ------------       ------------       ------------
Net increase (decrease) in net assets
     resulting from operations ................          (699,395)          (739,713)          (103,298)         2,872,195

DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income
     Class A ..................................          (759,817)          (800,952)          (521,137)        (2,872,195)
     Class B ..................................           (58,905)          (212,143)          (327,688)                --
  Net realized gain
     Class A ..................................                --                 --            (67,588)                --
     Class B ..................................                --                 --            (47,813)                --
                                                     ------------       ------------       ------------       ------------
     Total distributions to shareholders ......          (818,722)        (1,013,095)          (964,226)        (2,872,195)

NET INCREASE (DECREASE) FROM CAPITAL SHARE
  TRANSACTIONS (NOTE 5) .......................           429,657            499,626          1,847,934         (8,690,857)
                                                     ------------       ------------       ------------       ------------
        Total increase (decrease) in net assets        (1,088,460)        (1,253,182)           780,410         (8,690,857)

NET ASSETS:
Beginning of period ...........................        20,379,122         16,331,368         10,016,908         61,827,583
                                                     ------------       ------------       ------------       ------------
End of period .................................      $ 19,290,662       $ 15,078,186       $ 10,797,318       $ 53,136,726
                                                     ============       ============       ============       ============
Accumulated undistributed net investment
  income at end of period .....................      $      1,489       $     11,083       $      1,862       $         --
                                                     ============       ============       ============       ============

                             See accompanying notes.

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
================================================================================
SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

SECURITY MUNICIPAL BOND FUND (CLASS A)

                                                                         FISCAL YEARS ENDED DECEMBER 31
                                                -------------------------------------------------------------------------------
                                                2000(b)(c)     1999(b)(c)(d)    1998(b)(c)(d)    1997(b)(c)(d)    1996(b)(c)(d)
                                                ----------     -------------    -------------    -------------    -------------
Per Share Data
NET ASSET VALUE BEGINNING OF PERIOD .......     $     9.48       $    10.24       $    10.08       $     9.72       $     9.94
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income .....................           0.45             0.42             0.43             0.42             0.45
Net Gain (Loss) on Securities
  (realized & unrealized) .................           0.72            (0.76)            0.17             0.36            (0.21)
                                                ----------       ----------       ----------       ----------       ----------
Total from Investment Operations ..........           1.17            (0.34)            0.60             0.78             0.24
LESS DISTRIBUTIONS:
Dividends (from Net Investment Income) ....          (0.45)           (0.42)           (0.44)           (0.42)           (0.46)
Distributions (from Realized Gains) .......             --               --               --               --               --
                                                ----------       ----------       ----------       ----------       ----------
  Total Distributions .....................          (0.45)           (0.42)           (0.44)           (0.42)           (0.46)
                                                ----------       ----------       ----------       ----------       ----------
NET ASSET VALUE END OF PERIOD .............     $    10.20       $     9.48       $    10.24       $    10.08       $     9.72
                                                ==========       ==========       ==========       ==========       ==========
TOTAL RETURN(a) ...........................           12.7%            (3.5%)            6.1%             8.3%             2.5%
RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands) ......     $   16,679       $   17,630       $   19,012       $   21,953       $   23,304
Ratio of Expenses to Average Net Assets ...           1.00%            1.01%            0.82%            0.82%            0.78%
Ratio of Net Investment Income
  to Average Net Assets ...................           4.60%            4.19%            4.23%            4.29%            4.67%
Portfolio Turnover Rate ...................             52%             108%              94%              48%              54%

SECURITY MUNICIPAL BOND FUND (CLASS B)

                                                                        FISCAL YEARS ENDED DECEMBER 31
                                                -------------------------------------------------------------------------------
                                                2000(b)(c)     1999(b)(c)(d)    1998(b)(c)(d)    1997(b)(c)(d)    1996(b)(c)(d)
                                                ----------     -------------    -------------    -------------    -------------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD .......     $     9.50       $    10.26       $    10.08       $     9.73       $     9.95
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income .....................           0.38             0.34             0.31             0.29             0.33
Net Gain (Loss) on Securities
  (realized & unrealized) .................           0.71            (0.76)            0.17             0.37            (0.21)
                                                ----------       ----------       ----------       ----------       ----------
Total from Investment Operations ..........           1.09            (0.42)            0.48             0.66             0.12
LESS DISTRIBUTIONS:
Dividends (from Net Investment Income) ....          (0.37)           (0.34)           (0.30)           (0.31)           (0.34)
Distributions (from Realized Gains) .......             --               --               --               --               --
                                                ----------       ----------       ----------       ----------       ----------
  Total Distributions .....................          (0.37)           (0.34)           (0.30)           (0.31)           (0.34)
                                                ----------       ----------       ----------       ----------       ----------
NET ASSET VALUE END OF PERIOD .............     $    10.22       $     9.50       $    10.26       $    10.08       $     9.73
                                                ==========       ==========       ==========       ==========       ==========
TOTAL RETURN(a) ...........................           11.8%            (4.2%)            4.8%             6.9%             1.2%
RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands) ......     $    1,605       $    1,661       $    1,367       $    2,344       $    1,510
Ratio of Expenses to Average Net Assets ...           1.75%            1.76%            2.01%            2.00%            2.01%
Ratio of Net Investment Income
  to Average Net Assets ...................           3.85%            3.45%            3.04%            3.11%            3.44%
Portfolio Turnover Rate ...................             52%             108%              94%              48%              54%


                             See accompanying notes.
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
================================================================================
SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

DIVERSIFIED INCOME SERIES (CLASS A)

                                                                         FISCAL YEARS ENDED DECEMBER 31
                                                -----------------------------------------------------------------------------
                                                2000(b)(c)(f)   1999(b)(c)(h)  1998(b)(c)(h)  1997(b)(c)(h)  1996(b)(c)(d)(h)
                                                -------------   -------------  -------------  -------------  ----------------

PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD .......     $       4.52    $       4.96    $       4.81   $       4.71   $       4.97
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income .....................             0.28            0.26            0.27           0.32           0.31
Net Gain (Loss) on Securities
   (realized & unrealized) ................             0.14           (0.44)           0.16           0.10          (0.26)
                                                ------------    ------------    ------------   ------------   ------------
Total from Investment Operations ..........             0.42           (0.18)           0.43           0.42           0.05
LESS DISTRIBUTIONS:
Dividends (from Net Investment Income) ....            (0.28)          (0.26)          (0.28)         (0.32)         (0.31)
Distributions (from Capital Gains) ........               --              --              --             --             --
                                                ------------    ------------    ------------   ------------   ------------
Total Distributions .......................            (0.28)          (0.26)          (0.28)         (0.32)         (0.31)
                                                ------------    ------------    ------------   ------------   ------------
NET ASSET VALUE END OF PERIOD .............     $       4.66    $       4.52    $       4.96   $       4.81   $       4.71
                                                ============    ============    ============   ============   ============
TOTAL RETURN(a) ...........................              9.7%           (3.6%)           9.1%           9.2%           1.3%
RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands) ......     $     63,293    $     12,723    $     12,664   $      7,652   $      8,036
Ratio of Expenses to Average Net Assets ...             0.96%           0.87%           0.93%          0.60%          0.65%
Ratio of Net Investment Income to Average
   Net Assets .............................             6.18%           5.58%           5.62%          6.10%          6.44%
Portfolio Turnover Rate ...................               71%             65%             78%            39%            75%

DIVERSIFIED INCOME SERIES (CLASS B)

                                                                       FISCAL YEARS ENDED DECEMBER 31
                                                -----------------------------------------------------------------------------
                                                2000(b)(c)(f)   1999(b)(c)(h)  1998(b)(c)(h)  1997(b)(c)(h)  1996(b)(c)(d)(h)
                                                -------------   -------------  -------------  -------------  ----------------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD .......     $       4.51     $      4.95    $       4.80   $      4.71    $        4.97
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income .....................             0.23            0.22            0.22          0.26             0.25
Net Gain (Loss) on Securities
   (realized & unrealized) ................             0.16           (0.44)           0.16          0.10            (0.25)
                                                ------------     -----------    -  ---------   -----------    -------------
Total From Investment Operations ..........             0.39           (0.22)           0.38          0.36             0.00
LESS DISTRIBUTIONS:
Dividends (from Net Investment Income) ....            (0.25)          (0.22)          (0.23)        (0.27)           (0.26)
Distributions (from Capital Gains) ........               --              --              --            --               --
                                                ------------     -----------    -  ---------   -----------    -------------
   Total Distributions ....................            (0.25)          (0.22)          (0.23)        (0.27)           (0.26)
                                                ------------     -----------    -  ---------   -----------    -------------
NET ASSET VALUE END OF PERIOD .............     $       4.65     $      4.51    $       4.95   $      4.80    $        4.71
                                                ============     ===========    =  =========   ===========    =============
TOTAL RETURN(a) ...........................              8.9%           (4.6%)           8.0%          7.9%           (0.02%)
RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands) ......     $     13,850     $     2,356    $      3,668   $     1,091    $         661
Ratio of Expenses to Average Net Assets ...             1.71%           1.85%           1.85%         1.68%            1.86%
Ratio of Net Investment Income to Average
  Net Assets ..............................             5.40%           4.55%           4.66%         5.02%            5.23%
Portfolio Turnover Rate ...................               71%             65%             78%           39%              75%

                             See accompanying notes.
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
================================================================================
SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

DIVERSIFIED INCOME series (CLASS C)

                                         FISCAL YEAR ENDED DECEMBER 31
                                         -----------------------------
                                                 2000(b)(c)(f)(g)
                                                 ----------------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD ..........     $       4.42
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income ........................             0.21
Net Gain (Loss) on Securities
   (realized & unrealized) ...................             0.19
                                                   ------------
Total from Investment Operations .............             0.40
LESS DISTRIBUTIONS:
Dividends (from Net Investment Income) .......            (0.17)
Distributions (from Capital Gains) ...........               --
                                                   ------------
Total Distributions ..........................            (0.17)
                                                   ------------
NET ASSET VALUE END OF PERIOD ................     $       4.65
                                                   ============
TOTAL RETURN(a) ..............................              7.9%
RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands) .........     $        442
Ratio of Expenses to Average Net Assets ......             1.67%
Ratio of Net Investment Income to Average
   Net Assets ................................             5.32%
Portfolio Turnover Rate ......................               40%


                             See accompanying notes.
--------------------------------------------------------------------------------
                                       27

FINANCIAL HIGHLIGHTS
================================================================================
SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

HIGH YIELD SERIES (CLASS a)
                                                                  FISCAL YEARS ENDED DECEMBER 31
                                                -------------------------------------------------------------------------
                                                2000(b)(c)     1999(b)(c)     1998(b)(c)     1997(b)(c)     1996(b)(c)(e)
                                                ----------     ----------     ----------     ----------     -------------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD .......     $    13.65     $    15.05     $    15.71     $    15.32     $    15.00
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income .....................           1.10           1.25           1.22           1.25           0.45
Net Gain (Loss) on Securities
  (realized & unrealized) .................          (1.50)         (1.32)         (0.47)          0.60           0.32
                                                ----------     ----------     ----------     ----------     ----------
Total from Investment Operations ..........          (0.40)         (0.07)          0.75           1.85           0.77
LESS DISTRIBUTIONS:
Dividends (from Net Investment Income) ....          (1.11)         (1.18)         (1.22)         (1.25)         (0.45)
Distributions (from Realized Gains) .......             --          (0.15)         (0.19)         (0.21)            --
                                                ----------     ----------     ----------     ----------     ----------
  Total Distributions .....................          (1.11)         (1.33)         (1.41)         (1.46)         (0.45)
                                                ----------     ----------     ----------     ----------     ----------
NET ASSET VALUE END OF PERIOD .............     $    12.14     $    13.65     $    15.05     $    15.71     $    15.32
                                                ==========     ==========     ==========     ==========     ==========
TOTAL RETURN(a) ...........................           (3.0%)         (0.5%)          5.0%          12.6%           5.2%
RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands) ......     $    6,612     $    6,328     $    5,781     $    5,179     $    2,780
Ratio of Expenses to Average Net Assets ...           0.79%          0.72%          0.76%          0.87%          1.54%
Ratio of Net Investment Income
  to Average Net Assets ...................           8.62%          8.17%          7.96%          8.14%          7.47%
Portfolio Turnover Rate ...................             28%            36%           103%            87%           168%

HIGH YIELD SERIES (CLASS B)

                                                                  FISCAL YEARS ENDED DECEMBER 31
                                              ---------------------------------------------------------------------
                                              2000(b)(c)    1999(b)(c)    1998(b)(c)    1997(b)(c)    1996(b)(c)(e)
                                              ----------    ----------    ----------    ----------    -------------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD .......   $    13.62    $    15.02    $    15.68    $    15.32    $    15.00
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income .....................         1.00          1.06          1.10          1.10          0.41
Net Gain (Loss) on Securities
  (realized & unrealized) .................        (1.50)        (1.25)        (0.47)         0.59          0.32
                                              ----------    ----------    ----------    ----------    ----------
Total from Investment Operations ..........        (0.50)        (0.19)         0.63          1.69          0.73
LESS DISTRIBUTIONS:
Dividends (from Net Investment Income) ....        (1.01)        (1.06)        (1.10)        (1.12)        (0.41)
Distributions (from Realized Gains) .......           --         (0.15)        (0.19)        (0.21)           --
                                              ----------    ----------    ----------    ----------    ----------
  Total Distributions .....................        (1.01)        (1.21)        (1.29)        (1.33)        (0.41)
                                              ----------    ----------    ----------    ----------    ----------
NET ASSET VALUE END OF PERIOD .............   $    12.11    $    13.62    $    15.02    $    15.68    $    15.32
                                              ==========    ==========    ==========    ==========    ==========
TOTAL RETURN (a) ..........................         (3.8%)        (1.3%)         4.2%         11.5%          4.9%
RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands) ......   $    3,914    $    4,469    $    4,236    $    4,432    $    2,719
Ratio of Expenses to Average Net Assets ...         1.51%         1.53%         1.53%         1.80%         2.26%
Ratio of Net Investment Income
  to Average Net Assets ...................         7.77%         7.35%         7.17%         7.21%         6.74%
Portfolio Turnover Rate ...................           28%           36%          103%           87%          168%

                             See accompanying notes.
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
================================================================================
SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

HIGH YIELD SERIES (CLASS C)

                                         FISCAL YEARS ENDED DECEMBER 31
                                         ------------------------------
                                                 2000(b)(c)(g)
                                                --------------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD .........   $        12.90
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income .......................             0.62
Net Gain (Loss) on Securities
   (realized & unrealized) ..................            (0.69)
                                                --------------
Total from Investment Operations ............            (0.07)
LESS DISTRIBUTIONS:
Dividends (from Net Investment Income) ......            (0.67)
Distributions (from Capital Gains) ..........               --
                                                --------------
Total Distributions .........................            (0.67)
                                                --------------
NET ASSET VALUE END OF PERIOD ...............   $        12.16
                                                ==============
TOTAL RETURN(a) .............................             (1.2%)
RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands) ........   $           50
Ratio of Expenses to Average Net Assets .....             1.58%
Ratio of Net Investment Income to Average
  Net Assets ................................             8.05%
Portfolio Turnover Rate .....................               39%


                             See accompanying notes.
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
================================================================================
SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

SECURITY CASH FUND

                                                                   FISCAL YEARS ENDED DECEMBER 31
                                              -----------------------------------------------------------------------
                                                2000(c)       1999(c)       1998(c)(d)       1997(d)    1996(b)(c)(d)
                                              ----------     ----------     ----------     ----------   -------------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD .......   $     1.00     $     1.00     $     1.00     $     1.00     $     1.00
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income .....................         0.05           0.04           0.05           0.05           0.05
Net Gain (Loss) on Securities
  (realized & unrealized) .................           --             --             --             --             --
                                              ----------     ----------     ----------     ----------     ----------
Total from Investment Operations ..........         0.05           0.04           0.05           0.05           0.05
LESS DISTRIBUTIONS:
Dividends (from Net Investment Income) ....        (0.05)         (0.04)         (0.05)         (0.05)         (0.05)
Distributions (from Realized Gains) .......           --             --             --             --             --
                                              ----------     ----------     ----------     ----------     ----------
  Total Distributions .....................        (0.05)         (0.04)         (0.05)         (0.05)         (0.05)
                                              ----------     ----------     ----------     ----------     ----------
NET ASSET VALUE END OF PERIOD .............   $     1.00     $     1.00     $     1.00     $     1.00     $     1.00
                                              ==========     ==========     ==========     ==========     ==========
TOTAL RETURN (a) ..........................          5.6%           4.4%           4.7%           4.9%           4.6%
RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands) ......   $   62,472     $   53,137     $   61,828     $   57,441     $   45,331
Ratio of Expenses to Average Net Assets ...         0.98%          0.86%          0.89%          0.90%          1.01%
Ratio of Net Investment Income
  to Average Net Assets ...................         5.48%          4.30%          4.60%          4.80%          4.47%

(a) Total return information does not take into account any charges paid at time of purchase or contingent deferred sales charges paid at time of redemption.

(b) Fund expenses were reduced by reimbursement from the Investment Manager. Expense ratios absent such reimbursements would have been as follows:


                                         2000     1999     1998     1997     1996
                                         -----    -----    -----    -----    -----
Municipal Bond Fund           Class A    1.16%    1.14%    0.82%    0.83%    0.78%
                              Class B    1.96%    2.19%    2.18%    2.00%    2.19%
Diversified Income Series     Class A    1.19%    1.37%    1.43%    1.06%    1.17%
                              Class B    2.02%    2.36%    3.03%    2.14%    3.26%
                              Class C    1.84%      --       --       --       --
High Yield Series             Class A    1.39%    1.32%    1.36%    1.44%    2.11%
                              Class B    1.84%    2.13%    2.13%    2.37%    2.83%
                              Class C    2.02%      --       --       --       --
Cash Fund                                   --      --       --       --     1.01%


(c) Net investment income was computed using the average month-end shares outstanding throughout the period.

(d) Expense ratios, including reimbursements, were calculated without the reduction for custodian fees earning credits. Expense ratios with such reductions would have been as follows:

                                        1999     1998     1997     1996
                                        -----    -----    -----    -----
Municipal Bond Fund           Class A   1.00%    0.82%    0.83%    0.77%
                              Class B   1.75%    2.00%    2.00%    2.00%
Diversified Income Series     Class A     --       --       --     0.64%
                              Class B     --       --       --     1.85%
                              Class C     --       --       --       --
Cash Fund                                 --     0.89%    1.00%    1.00%

(e) Security High Yield Series was initially capitalized on August 15, 1996, with a net asset value of $15 per share. Percentage amounts for the period have been annualized, except for total return.

(f) Portfolio turnover calculation excludes the portfolio investments in the Limited Maturity Series and Corporate Bond Series prior to merger.

(g) Class C shares were initially offered for sale on May 1, 2000 for Security High Yield Series and Diversified Income Series. Percentage amounts for the period, except for total return, have been annualized.

(h) The financial highlights for the Diversified Income Series as set forth herein exclude the historical financial highlights of the Corporate Bond Series and Limited Maturity Bond Series Class A and B shares. The assets of the Corporate Bond Series and Limited Maturity Bond Series were acquired by the Diversified Income Series on April 30, 2000.


                             See accompanying notes.
--------------------------------------------------------------------------------
                                       30

NOTES TO FINANCIAL STATEMENTS
================================================================================
DECEMBER 31, 2000

1. SIGNIFICANT ACCOUNTING POLICIES
   Security Income Fund, Security Municipal Bond Fund and Security Cash Fund (the Funds) are registered under the Investment Company Act of 1940, as amended, as diversified open-end management investment companies. The shares of Security Income Fund are currently issued in multiple series, with each series, in effect, representing a separate fund. The Security Income Fund and Security Municipal Bond Fund are required to account for each series separately and to allocate general expenses to each series based on the net asset value of each series. Class A shares are sold with a sales charge at the time of purchase. Class A shares generally are not subject to a sales charge when they are redeemed, except that purchases of Class A shares of $1 million or more sold without a front-end sales charge are subject to a contingent deferred sales charge if redeemed within one year of purchase. Class B and Class C shares are offered without a front-end sales charge but incur additional class-specific expenses. Redemptions of the shares within five years of acquisition for Class B and within one year of acquisition for Class C incur a contingent deferred sales charge. The following is a summary of the significant accounting policies followed by the Funds in the preparation of their financial statements.
   A. SECURITY VALUATION - Valuations of Security Income and Security Municipal Bond Funds' securities are supplied by pricing services approved by the Board of Directors. Securities listed or traded on a national securities exchange are valued on the basis of the last sales price. If there are no sales on a particular day, then the securities are valued at the last bid price. Securities for which market quotations are not readily available are valued by a pricing service considering securities with similar yields, quality, type of issue, coupon, duration and rating. If there is no bid price or if the bid price is deemed to be unsatisfactory by the Board of Directors or by the Funds' investment manager, then the securities are valued in good faith by such method as the Board of Directors determines will reflect the fair value. The Funds' officers, under the general supervision of the Board of Directors, regularly review procedures used by, and valuations provided by, the pricing service.
   Security Cash Fund, by approval of the Board of Directors, utilizes the amortized cost method for valuing portfolio securities, whereby all investments are valued by reference to their acquisition cost as adjusted for amortization of premium or accretion of discount.
   B. OPTIONS - Diversified Income Series and the High Yield Series may purchase put and call options and write such options on a covered basis on securities that are traded on recognized securities exchanges and over-the-counter markets. Call and put options on securities give the holder the right to purchase or sell, respectively (and the writer of the obligation to sell or purchase), a security at a specified price, until a certain date. The primary risks associated with the use of options are an imperfect correlation between the change in market value of the securities held by the Series and the price of the option, the possibility of an illiquid market, and the inability of the counter-party to meet the terms of the contract.
   The premium received for a written option is recorded as an asset, with an equal liability which is marked to market based on the option's quoted daily settlement price. Fluctuations in the value of such instruments are recorded as unrealized appreciation (depreciation) until terminated, at which time realized gains and losses are recognized.
   C. SECURITY TRANSACTIONS AND INVESTMENT INCOME - Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses are reported on an identified cost basis. Interest income is recognized on the accrual basis.
   In November 2000, the American Institute of Certified Public Accountants (AICPA) issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the Guide). The Guide is effective for annual financial statements issued for fiscal years beginning after December 15, 2000 and will require investment companies to amortize premiums and discounts on fixed income securities. The Funds, except for Security Municipal Bond Fund, currently do not amortize premiums on fixed income securities. Upon adoption, the Funds will be required to record a cumulative effect adjustment to reflect the amortization of premiums. The adjustment will reduce net investment income and increase unrealized appreciation on securities and therefore will not impact total net assets. The Funds have completed their analysis of the impact of this accounting change, and found it to be immaterial.
   D. DISTRIBUTIONS TO SHAREHOLDERS - Distributions to shareholders are recorded on the ex-dividend date. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes.
   E. TAXES - The Funds complied with the requirements of the Internal Revenue Code applicable to regulated investment companies and distributed all of their taxable net income and net realized gains sufficient to relieve them from all, or substantially all, federal income, excise and state income taxes. Therefore, no provision for federal or state income tax is required.
   F. EARNINGS CREDITS - Under the fee schedule with the custodian, the Funds earn credits based on overnight custody cash balances. These credits are utilized to reduce related custodial expenses. The custodian fees disclosed in the statement of operations do not reflect the reduction in expense from the related earnings credits.
   G. USE OF ESTIMATES - The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

--------------------------------------------------------------------------------

================================================================================
DECEMBER 31, 2000

2. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES
   Management fees are payable to Security Management Company, LLC (SMC) under investment advisory contracts at an annual rate of .50% of the average daily net assets of Security Municipal Bond Fund and Security Cash Fund; .35% of the average daily net assets for Diversified Income Series and .60% of the average daily net assets of the High Yield Series. For the period December 31, 1999 to February 4, 2000, management fees for the Diversified Income Series were .50% of the average daily net assets. SMC pays Salomon Brothers Asset Management, Inc. an annual fee equal to .22% of the average daily net assets of Security Municipal Bond Fund for management services provided to the fund. The investment advisory contract for Security Income Fund provides that the total annual expenses of each series of the fund (including management fees and custodian fees net of earnings credits, but excluding interest, taxes, brokerage commissions, extraordinary expenses and distribution fees paid under the Class B and Class C distribution plans) will not exceed the level of expenses which Security Income Fund is permitted to bear under the most restrictive expense limitation imposed by any state in which shares of the Fund are qualified for sale. For the year ended December 31, 2000, SMC agreed to limit the total expenses of Diversified Income Series to an annual rate of .95% of the average daily net asset value of Class A shares and 1.70% of Class B shares and Class C shares. SMC also agreed to limit the total expenses of the High Yield Series to 2.00% for Class A shares and 2.75% for Class B and Class C shares. The investment advisory contract for Security Municipal Bond Fund provides that the total annual expenses of the fund, exclusive of interest, taxes, Rule 12b-1 fees, brokerage fees and commissions and extraordinary expenses, will not exceed an amount equal to an annual rate of 1.00% of the average net assets of the Fund as calculated on a daily basis. The investment advisory contract for Security Cash Fund provides that the total annual expenses of the Fund, exclusive of interest, taxes, brokerage fees and commissions and extraordinary expenses, will not exceed an amount equal to an annual rate of 1.00% of the average net assets of the Fund as calculated on a daily basis.
   The Funds have entered into contracts with SMC for transfer agent services and certain other administrative services which SMC provides to the Funds. SMC is paid an annual fixed charge per account and shareholder and dividend transaction fees.
   As the administrative agent for the Funds, SMC performs administrative functions, such as regulatory filings, bookkeeping, accounting and pricing functions for the Funds. For this service SMC receives on an annual basis, a fee of .90% of the average daily net assets of Diversified Income Series, High Yield Series, and Security Municipal Bond Fund and .045% of the average daily net assets of Security Cash Fund calculated daily and payable monthly.
   Security Income and Security Municipal Bond Funds have adopted distribution plans related to the offering of Class B shares and Security Income Fund has adopted a distribution plan relating to the Offering of Class C shares, each such distribution plan has been adopted pursuant to Rule 12b-1 of the Investment Company Act of 1940. The plans provide for payments at an annual rate of 1.00% of the average daily net assets of Class B and Class C shares. Class A shares of Security Income Fund and Security Municipal Bond Fund incur 12b-1 distribution fees at an annual rate of .25% of the average daily net assets of each series.
   Security Distributors, Inc. (SDI), a wholly-owned subsidiary of Security Benefit Group, Inc., a financial services holding company, is national distributor for Security Income and Security Municipal Bond Funds. SDI receives net underwriting commissions on sales of Class A shares and contingent deferred sales charges (CDSC) on redemptions occurring within 5 years of the date of purchase of Class B shares, and within one year of the date of purchase of Class C shares, after allowances to brokers and dealers. Net amounts paid to SDI and the unaffiliated broker/dealers for the year ended December 31, 2000 are presented below:

                              MUNICIPAL     DIVERSIFIED    HIGH YIELD
                              BOND FUND    INCOME SERIES     SERIES
                              ---------    -------------   ----------
SDI underwriting (Class A)    $     215      $     167       $   605
SDI CDSC (Class B)            $   4,463      $  23,548       $18,261
SDI CDSC (Class C)                  N/A      $       0       $     0
Broker/Dealers (Class A)      $   6,959      $  44,777       $ 5,073
Broker/Dealers (Class B)      $     743      $  30,624       $ 5,291
Broker/Dealers (Class C)            N/A      $   1,913       $ 2,069

3. FEDERAL INCOME TAX MATTERS
   Net investment income and net realized gains (losses) may differ for financial statement and tax purposes because of temporary or permanent book/tax differences. These differences are primarily due to treatment of interest accrued on defaulted bonds. To the extent these differences are permanent differences are made to the appropriate equity accounts in the period that the difference arises.
   On the Statements of Assets and Liabilities the following adjustments were made for permanent tax adjustments:

                             ACCUMULATED    UNDISTRIBUTED NET
                            NET REALIZED       INVESTMENT
                             GAIN (LOSS)          INCOME         PAID-IN CAPITAL
                            ------------    -----------------    ---------------
Security Income Fund:
   Diversified Income
      Series                $14,503,702              --          $  (14,503,702)
   High Yield Series                 (3)              3                      --

   The amounts of unrealized appreciation (depreciation) for federal income tax purposes as of December 31, 2000, were as follows:

                                      MUNICIPAL       DIVERSIFIED      HIGH YIELD
                                      BOND FUND      INCOME SERIES       SERIES
                                    -------------    -------------    -------------
Gross unrealized appreciation ...   $     954,788    $   1,857,902    $     105,240
Gross unrealized depreciation ...         (57,127)        (766,341)      (2,170,731)
                                    -------------    -------------    -------------
Net unrealized appreciation
   (depreciation) ...............   $     897,661    $   1,091,561    $  (2,065,491)
                                    =============    =============    =============


--------------------------------------------------------------------------------

================================================================================
DECEMBER 31, 2000

3. FEDERAL INCOME TAX MATTERS (CONTINUED)
   At December 31, 2000, the following funds had accumulated net realized capital loss carryovers as shown:

                             CAPITAL LOSS    EXPIRATION
                               CARRYOVER        YEAR
                             ------------    ----------
Security Income Fund:
Diversified Income Series    $10,688,953         2002
                               1,372,161         2004
                                 816,702         2005
                               2,920,624         2007
                               1,718,812         2008
                             -----------
                             $17,517,252
                             ===========

High Yield Series               $373,694         2008

Security Municipal Bond Fund    $831,624         2002
                                  58,165         2007
                             -----------
                                $889,789
                             ===========

4. INVESTMENT TRANSACTIONS
   Investment transactions for the year ended December 31, 2000, (excluding overnight investments and short-term debt securities) were as follows:

                                MUNICIPAL      DIVERSIFIED       HIGH YIELD
                                BOND FUND     INCOME SERIES        SERIES
                             --------------   --------------   --------------
Purchases ................   $    9,103,118   $   35,847,376   $    3,655,308
Proceeds from sales ......   $   10,496,859   $   34,934,494   $    2,531,132

5. CAPITAL SHARE TRANSACTIONS

   The Funds are authorized to issue unlimited number of shares in an unlimited number of classes. Transactions in the capital shares of the Funds were as follows:

                                   2000            2000          2000           2000           2000             2000
                                  SHARES          AMOUNT        SHARES         AMOUNT         SHARES           AMOUNT
                                   SOLD            SOLD       REINVESTED     REINVESTED      REDEEMED         REDEEMED
                               -----------    ------------    ----------    -----------    ------------     -------------

MUNICIPAL BOND FUND
   Class A Shares ...........       75,595    $    747,707        47,238    $   458,301        (347,136)    ($  3,372,232)
   Class B Shares ...........        2,296          22,581         2,669         25,995         (22,774)         (217,255)
                               -----------    ------------    ----------    -----------    ------------     -------------
      Total .................       77,891    $    770,288        49,907    $   484,296        (369,910)    ($  3,589,487)

DIVERSIFIED INCOME SERIES
   Class A Shares ...........    4,690,429    $ 21,288,951       468,279    $ 2,124,006      (5,027,271)    ($ 22,833,753)
   Class B Shares ...........    2,086,063       9,429,545        94,039        426,189        (756,125)       (3,416,150)
   Class C Shares ...........      117,095         533,686         1,605          7,329         (23,645)         (109,084)
                               -----------    ------------    ----------    -----------    ------------     -------------
      Total .................    6,893,587    $ 31,252,182       563,923    $ 2,557,524      (5,807,041)    ($ 26,358,987)

HIGH YIELD BOND SERIES
   Class A Shares ...........      122,899    $  1,597,875        41,266    $   527,499         (83,225)    ($  1,073,214)
   Class B Shares ...........       40,221         527,246        24,500        312,606         (69,781)         (910,233)
   Class C Shares ...........        4,000          51,014           122          1,521              (1)               (7)
                               -----------    ------------    ----------    -----------    ------------     -------------
      Total .................      167,120    $  2,176,135        65,888    $   841,626        (153,007)    ($  1,983,454)

CASH FUND ...................  202,192,238    $202,192,238     2,982,375    $ 2,982,375    (195,839,407)    ($195,839,407)


                                      2000                2000
                                INCREASE/DECREASE   INCREASE/DECREASE
                                      SHARES              AMOUNT
                                -----------------  ------------------

MUNICIPAL BOND FUND
   Class A Shares ...........           (224,303)  ($    2,166,224)
   Class B Shares ...........            (17,809)         (168,679)
                                 ---------------   ---------------
      Total .................           (242,112)  ($    2,334,903)

DIVERSIFIED INCOME SERIES
   Class A Shares ...........            131,437   $       579,204
   Class B Shares ...........          1,423,977         6,439,584
   Class C Shares ...........             95,055           431,931
                                 ---------------   ---------------
      Total .................          1,650,469   $     7,450,719

HIGH YIELD BOND SERIES
   Class A Shares ...........             80,940   $     1,052,160
   Class B Shares ...........             (5,060)          (70,381)
   Class C Shares ...........              4,121            52,528
                                 ---------------   ---------------
      Total .................             80,001   $     1,034,307

CASH FUND ...................          9,335,206   $     9,335,206

                                     1999            1999            1999            1999            1999             1999
                                    SHARES          AMOUNT          SHARES          AMOUNT          SHARES           AMOUNT
                                     SOLD            SOLD         REINVESTED      REINVESTED       REDEEMED         REDEEMED
                                --------------  --------------  --------------  --------------  --------------   --------------
MUNICIPAL BOND FUND
   Class A Shares ............         276,786  $    2,707,060          49,534  $      488,667        (323,371)  ($   3,193,665)
   Class B Shares ............          64,561         649,552           2,964          29,292         (25,898)        (251,249)
                                --------------  --------------  --------------  --------------  --------------   --------------
      Total ..................         341,347  $    3,356,612          52,498  $      517,959        (349,269)  ($   3,444,914)

DIVERSIFIED INCOME SERIES
   Class A Shares ............       1,716,274  $    8,156,070         147,671  $      693,206      (1,605,175)  ($   7,500,908)
   Class B Shares ............         908,677       4,373,730          43,049         202,125      (1,170,493)      (5,424,597)
                                --------------  --------------  --------------  --------------  --------------   --------------
      Total ..................       2,624,951  $   12,529,800         190,720  $      895,331      (2,775,668)  ($  12,925,505)

HIGH YIELD BOND SERIES
   Class A Shares ............         108,545  $    1,600,578          39,302  $      562,642         (68,191)  ($     986,560)
   Class B Shares ............          70,803       1,036,665          25,082         357,999         (49,757)        (723,390)
                                --------------  --------------  --------------  --------------  --------------   --------------
      Total ..................         179,348  $    2,637,243          64,384  $      920,641        (117,948)  ($   1,709,950)

CASH FUND ....................     180,060,073  $  180,060,073       2,577,911  $    2,577,911    (191,328,841)  ($ 191,328,841)


                                       1999               1999
                                INCREASE/DECREASE   INCREASE/DECREASE
                                      SHARES             AMOUNT
                                -----------------   -----------------
MUNICIPAL BOND FUND
   Class A Shares ............            2,949     $        2,062
   Class B Shares ............           41,627            427,595
                                 --------------     --------------
      Total ..................           44,576     $      429,657

DIVERSIFIED INCOME SERIES
   Class A Shares ............          258,770     $    1,348,368
   Class B Shares ............         (218,767)          (848,742)
                                 --------------     --------------
      Total ..................           40,003     $      499,626

HIGH YIELD BOND SERIES
   Class A Shares ............           79,656     $    1,176,660
   Class B Shares ............           46,128            671,274
                                 --------------     --------------
      Total ..................          125,784     $    1,847,934

CASH FUND ....................       (8,690,857)    ($   8,690,857)


--------------------------------------------------------------------------------

================================================================================
DECEMBER 31, 2000

6. ACQUISITION OF SECURITY INCOME FUND -- CORPORATE BOND SERIES AND SECURITY INCOME FUND -- LIMITED MATURITY BOND SERIES
   Pursuant to a plan of reorganization approved by Security Income Fund Corporate Bond Series and Security Income Fund Limited Maturity Bond Series shareholders, Security Income Fund Diversified Income Series (formerly U.S. Government Series) acquired all the net assets of Corporate Bond Series and Limited Maturity Bond Series, which totalled $52,212,345 on the closing date of the reorganization, April 30, 2000. Includes 9,416,879 and 1,205,168 shares issued in exchange for Corporate Bond Series' and Limited Maturity Series' shares Class A shares, respectively and 749,773 and 281,591 shares issued in exchange for Corporate Bond Series' and Limited Maturity Series' Class B shares, respectively. In exchange for the assets of Corporate Bond Series and Limited Maturity Bond Series, 11,653,411 shares of Diversified Income were distributed pro rata to Corporate Bond and Limited Maturity Bond shareholders of record as of immediately after the closing date. Includes $42,200,581 and $5,399,808 received in exchange for Corporate Bond Series' and Limited Maturity Series' assets for Class A shares, respectively and $3,353,369 and $1,258,587 received in exchange for Corporate Bond Series' and Limited Maturity Series' assets for Class B shares, respectively. This exchange qualified as a tax-free reorganization under Section 368(a)(1)(Cx) of the Internal Revenue Code. Corporate Bond's net assets included $2,353,525 of unrealized depreciation, $2,609 of accumulated net investment loss and $14,299,309 of accumulated realized loss on sale of investments. Limited Maturity's net assets included $346,583 of unrealized depreciation, $194 of accumulated net investment loss and $204,393 of accumulated loss of sale of investments. The aggregate net assets of Diversified Income Series immediately before the acquisition totalled $20,367,555. Following the acquisition, the combined net assets of Diversified Income Series totalled, $72,579,900.


--------------------------------------------------------------------------------

REPORT OF INDEPENDENT AUDITORS
================================================================================
TO THE SHAREHOLDERS AND BOARD OF DIRECTORS
SECURITY INCOME FUND, SECURITY MUNICIPAL BOND FUND
AND SECURITY CASH FUND

     We have audited the accompanying statements of assets and liabilities of Security Income Fund (comprised of Diversified Income Series (formerly U.S. Government Series) and High Yield Series), Security Municipal Bond Fund, and Security Cash Fund (collectively, the Funds), including the schedules of investments, as of December 31, 2000, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated herein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We have conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of investments owned as of December 31, 2000, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds and respective series indicated above at December 31, 2000 and the results of their operations for the year then ended, changes in their net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States.


                                                    /s/ ERNST & YOUNG LLP


Kansas City, Missouri
February 9, 2001


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                                       35

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--------------------------------------------------------------------------------

THE SECURITY GROUP OF
MUTUAL FUNDS

Security Growth and Income Fund
Security Equity Fund
   o Equity Series
   o Global Series
   o Total Return Series
   o Social Awareness Series
   o Mid Cap Value Series
   o Small Cap Growth Series
   o Enhanced Index Series
   o International Series
   o Select 25 Series
   o Large Cap Growth Series
   o Technology Series
Security Ultra Fund
Security Income Fund
   o Diversified Income Series
   o High Yield Series
   o Capital Preservation Series
Security Municipal Bond Fund
Security Cash Fund

This report is submitted for the general information of the shareholders of the Funds. The report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus which contains details concerning the sales charges and other pertinent information.

SECURITY FUNDS
OFFICERS AND DIRECTORS

DIRECTORS

Donald A. Chubb, Jr.
John D. Cleland
Penny A. Lumpkin
Mark L. Morris, Jr., D.V.M.
Maynard F. Oliverius
James R. Schmank

OFFICERS

John D. Cleland, Chairman of the Board
James R. Schmank, President
Terry A. Milberger, Vice President
Cindy L. Shields, Vice President
Steven M. Bowser, Vice President
James P. Schier, Vice President
Thomas A. Swank, Vice President
Mark E. Young, Vice President
Amy J. Lee, Secretary
Christopher D. Swickard, Assistant Secretary
Brenda M. Harwood, Treasurer




[SECURITY DISTRIBUTORS, INC. LOGO]                                       [STAMP]